SEMI-ANNUAL
REPORT

Small Cap Fund                                                    Mid Cap Fund
                                     (LOGO)
International Fund                                        Small Cap Value Fund

                                  ARTISAN FUNDS
                               DECEMBER 31, 1999

                              www.artisanfunds.com

--------------------------------------------------------------------------------

Dear Fellow Shareholders,

We are pleased to present to you this Semi-Annual Report that reviews the activities of each Artisan Fund from July 1, 1999 through December 31, 1999. The period was an exciting time, marked with several achievements and the completion of a meaningful customer service initiative.

For Mark Yockey and his International Fund team, the fourth quarter of 1999 was the Fund's best since the Fund's inception. The Mid Cap Fund, led by Andy Stephens, continued to outperform its benchmark and has done so in every quarter since the Fund's June 27, 1997 inception. Our two small-cap funds also enjoyed success. Both the Small Cap Fund and the Small Cap Value Fund outperformed their respective benchmarks in both the third and fourth quarters.

Our website WWW.ARTISANFUNDS.COM launched on October 21, 1999. Your response has been exceptional. Please visit the website and let us know what you think. More importantly, based on your feedback, you can look for upgrades and site expansion in the future.

During the fourth quarter, Lipper Inc. reclassified the Mid Cap Fund, Small Cap Fund and Small Cap Value Fund into its new Mid-Cap Core Fund, Small-Cap Core Fund and Small-Cap Value Fund categories, respectively. According to Lipper, the new classifications will enhance fund evaluations by comparing a fund's performance to more precisely defined peers and the changes will also allow investors to more clearly identify which funds best suit their investment needs and risk tolerances.

As we have discussed in previous communications, the Small Cap Value Fund intends to close to new investors when it reaches about $250 million in total assets. This is a change from the intended closing level of $400 million originally announced. For more information, please refer to the Artisan Funds prospectus dated October 29, 1999.

Thank you for investing with Artisan Funds. Rest assured, we'll work hard to continue to earn your confidence.

Sincerely,

/s/ Michael C. Roos

Michael C. Roos
President

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INTERNATIONAL, SMALL-CAP AND MID-CAP INVESTMENTS INVOLVE SPECIAL RISKS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN AN INVESTOR'S COST. The average annual total returns of the Funds for 1999 and from inception through 12/31/99 were: International (International Shares): 81.29% (1-year), 34.96% (from 12/28/95); Mid Cap: 57.89% (1-year), 48.39% (from
6/27/97); Small Cap: 19.18% (1-year), 14.15% (from 3/28/95); Small Cap Value:
15.43% (1-year), 5.21% (from 9/29/97). Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

ARTISAN
FUNDS

Table of Contents

LETTERS TO SHAREHOLDERS
   Small Cap Fund......................2
   International Fund..................8
   Mid Cap Fund.......................14
   Small Cap Value Fund...............20

SCHEDULES OF INVESTMENTS
   Small Cap Fund.....................26
   International Fund.................30
   Mid Cap Fund.......................35
   Small Cap Value Fund...............39

STATEMENTS OF
ASSETS AND LIABILITIES................44

STATEMENTS OF OPERATIONS..............45

STATEMENTS OF
CHANGES IN NET ASSETS.................46

FINANCIAL HIGHLIGHTS..................48

NOTES TO
FINANCIAL STATEMENTS..................50


ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA  02266-8412
----------------------------------------
WWW.ARTISANFUNDS.COM
----------------------------------------
800.344.1770
----------------------------------------

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of each respective portfolio manager(s), as of January 1, 2000. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

ARTISAN
SMALL CAP FUND

Letter to Shareholders - December 31, 1999

THE FUND'S PERFORMANCE
Artisan Small Cap Fund's year ended on a high note. The Fund gained 19.93% for the six months ended December 31, 1999, outperforming both its benchmark and peer group. For the period, the Fund's performance benchmark, the Russell 2000 Index, rose 10.96%, and its peer group, the Lipper Small-Cap Core Fund Index, advanced 13.88%.

                            COMPARATIVE PERFORMANCE


                   Artisan      Russell         Lipper
                  Small Cap       2000         Small-Cap
                    Fund         Index      Core Fund Index
--------------------------------------------------------------------------------
 3/28/95          $10,000        $10,000        $10,000
 6/30/95           11,520         10,962         10,706
 9/30/95           12,650         12,044         11,874
12/31/95           13,283         12,305         12,193
 3/31/96           14,059         12,933         13,036
 6/30/96           14,785         13,580         13,903
 9/30/96           14,160         13,626         13,989
12/31/96           14,858         14,335         14,474
 3/31/97           14,150         13,594         13,683
 6/30/97           16,459         15,797         16,003
 9/30/97           18,627         18,149         18,685
12/31/97           18,226         17,541         17,692
 3/31/98           19,566         19,305         19,618
 6/30/98           18,883         18,405         18,711
 9/30/98           13,976         14,697         14,595
12/31/98           15,771         17,094         17,049
 3/31/99           13,891         16,167         15,609
 6/30/99           15,672         18,681         17,991
 9/30/99           15,531         17,500         17,223
12/31/99           18,795         20,728         20,488


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                     SINCE
FUND / INDEX                          1-YEAR         3-YEAR        INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Fund                 19.18%          8.14%         14.15%
--------------------------------------------------------------------------------
Russell 2000 Index                     21.26%         13.07%         16.52%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Fund Index       20.17%         12.27%         16.24%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATION, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 Index and the Lipper Small-Cap Core Fund Index. The Russell 2000 Index is an unmanaged, market-weighted index of 2,000 small companies. The Lipper Small-Cap Core Fund Index reflects the net asset weighted return of the 30 largest small-cap core funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

Shareholders should note that during the fourth quarter, Lipper Inc. reclassified the Fund to its new Lipper Small-Cap Core Fund category from the broader Small Cap Fund category. Index performance comparisons reflect this change. According to Lipper, the new classification will enhance fund evaluations by comparing a fund's performance to more precisely defined peers and the change will also allow investors to more clearly identify which funds best suit their investment needs and risk tolerances.

Artisan Funds paid its distributions on November 11, 1999, to shareholders of record on November 10, 1999. However, Artisan Small Cap Fund did not pay a distribution in 1999.

OUR INVESTMENT APPROACH
Several characteristics that are often present in smaller companies - including limited corporate bureaucracy, lessened government regulation and greater business impact from new products - can enable these organizations to achieve higher levels of inherent growth.

The Fund strives to identify those companies between $100 million and $1.5 billion in market capitalization with the greatest prospects for growth. In searching for these investment opportunities, the Fund looks for the following criteria.

  -  Above average earnings growth - greater than 15% per year
  - Unrecognized valuation - which may occur due to the complexity of its business or lack of attention from industry analysts
  - High quality management - an experienced management team with the vision, drive and ability to lead their firms to higher levels of success
  - Solid and improving fundamentals - providing a competitive position in its industry

Through this intensive research process, the Fund determines a company's "intrinsic value" - that is, the price a strategic buyer would pay to own the entire company. The Fund generally purchases stocks that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, the strategy is often characterized as "growth-at-a-reasonable-price."

SIX MONTH REVIEW
For Artisan Small Cap Fund, 1999 was a year with two distinct performance stories. The Fund's outperformance relative to its benchmark in the last half of the year contrasted sharply to the Fund's underperformance relative to the benchmark in early 1999.

The Fund started the year slowly because the portfolio was not well positioned to participate when the market rallied as the year began. The rally, as we talked about in our quarterly reports, focused on technology stocks, and our broad sector diversification limited our gains as we entered the second quarter of 1999. By mid-April the Fund trailed the Russell 2000 Index in year-to-date performance.
                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

However, the Fund began to rally toward the end of the second quarter and finished the year strongly. We view April 13, 1999, as an important date. We believe it marked a peak for Internet stocks in 1999 and was the beginning of the market rotating into a broader group of securities, particularly those that could benefit from a stronger than expected economy.

No doubt the broadening of the market during the second half of the year assisted in the Fund's turnaround, as did takeover activity. However, we believe the Fund benefited significantly from our portfolio restructuring activity and the influence of Marina Carlson, who joined the management team in March. For her part, Marina brought a focus on sustainable growth and return on invested capital, in addition to a strong valuation discipline that proved invaluable, we believe, in elevating the quality of the Fund's portfolio.

PORTFOLIO ACTIVITIES THAT WE BELIEVE BENEFITED THE FUND INCLUDED:
  -  Selling the Fund's smallest capitalization stocks that remain out of favor
  - Improving the Fund's liquidity by increasing the median market cap to about $700 million
  - Adhering to a stricter sell discipline on stocks that underperform the market
  -  And, increasing the Fund's exposure to more "direct" technology plays

It is important to note that we have not changed our investment philosophy and process. We simply refined it in ways that we believe allow us to take advantage of our stock selection skills. We believe the Fund's performance during the second half of the year was aided by the value of this approach.

Technology stocks led a surge in small-cap securities during the fourth quarter, and a number of positions in the Fund's portfolio benefited from the rally. Also, our healthcare stocks enjoyed a solid quarter, while our capital goods and consumer services stocks were generally disappointing as the year ended.

--------------------------------------------------------------------------------
             TOP 5 GAINERS<F1>                        TOP 5 LOSERS<F1>
--------------------------------------------------------------------------------
SECURITY                               %   SECURITY                          %
--------------------------------------------------------------------------------
Technology Solutions Co.           114.3   Service Experts, Inc.         -52.9
Clearnet Communications, Inc.      104.5   Wesco International, Inc.     -48.1
Smart Modular Technologies, Inc.    75.3   Wet Seal, Inc.                -46.6
Apex, Inc.                          66.8   Motivepower Industries, Inc.  -43.2
Tekelec                             59.8   ShopKo Stores, Inc.           -27.1
--------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

PORTFOLIO CHANGES
We did a fair amount of trading during the period, for several reasons. As is typical in a market rally, a number of stocks hit our price targets and were sold. Examples include Applied Power, Burr Brown, Diamond Technology Partners, Emmis Communications, King Pharmaceuticals, U.S. Freightways and Wild Oats Markets. Also, we sold selected positions because we believed they were experiencing deteriorating business trends, we came to regard them as too small or they were involved in takeover situations.

While seeking new positions for the portfolio, our research efforts focused primarily on four sectors. For example, in Technology and Telecommunications we added firms such as Alaska Communications, Digital Microwave, Modis Professional Services, Paradyne Networks and Pinnacle Systems. Some of the positions we added in Healthcare included Caremark Rx, Eclypsis, InfoCure and Renal Care Group. Additions to the portfolio in Services included Claire's Stores, InterTAN and Martha Stewart Living Omnimedia.

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS<F2>
--------------------------------------------------------------------------------
Company Name                       %     Company Name                        %
--------------------------------------------------------------------------------
HealthCare Financial
   Partners REIT, 144A           2.2     Medicis Pharmaceutical Corp.      1.7
--------------------------------------------------------------------------------
Penton Media, Inc.               1.9     Clearnet Communications, Inc.     1.7
--------------------------------------------------------------------------------
Apex, Inc.                       1.9     Daisytek International Corp.      1.6
--------------------------------------------------------------------------------
NCO Group, Inc.                  1.8     Galileo Technology Ltd.           1.6
--------------------------------------------------------------------------------
Newfield Exploration Company     1.7     Tekelec                           1.6
--------------------------------------------------------------------------------
                                         TOTAL                           17.7%
--------------------------------------------------------------------------------

<F2> As a percentage of total net assets as of December 31, 1999.

On December 31, 1999, the Fund held 82 positions and our Top Ten Holdings represented 17.7% of net assets. Our median market capitalization was $764 million and our median growth rate was 24%. Our stocks were selling at 16x estimated 2000 earnings. In other words, we owned these stocks at what we consider a significant discount to the growth rate of their underlying companies. And, the median price of our stocks was 65% of our estimate of their 2000 intrinsic value which, to us, showed that we were not abandoning our valuation discipline.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND


                                        SECTOR DIVERSIFICATION (%)<F3>
---------------------------------------------------------------------------------------------------------------
                             WEIGHTING                                                        WEIGHTING
---------------------------------------------------------------------------------------------------------------
SECTOR                 6/30/99       12/31/99          SECTOR                           6/30/99       12/31/99
---------------------------------------------------------------------------------------------------------------
Basic Materials         7.4             4.9            Real Estate Investment Trusts      3.4           3.2
---------------------------------------------------------------------------------------------------------------
Capital Goods           3.2             2.8            Services
---------------------------------------------------       Business Services              10.2          10.9
Conglomerates           0.0             0.0               Consumer Services              24.2          15.2
---------------------------------------------------------------------------------------------------------------
Consumer Cyclical       0.0             0.0            Technology                        20.9          21.6
---------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical   3.9             5.5            Telecommunications                 0.0           9.6
---------------------------------------------------------------------------------------------------------------
Energy                  6.4             7.4            Transportation                     3.8           1.4
---------------------------------------------------------------------------------------------------------------
Financial               6.3             6.5            Utilities                          1.2           1.4
---------------------------------------------------------------------------------------------------------------
Healthcare              7.8             8.5            Other assets less liabilities      1.3           1.1
---------------------------------------------------------------------------------------------------------------
                                                       TOTAL                           100.0%        100.0%
---------------------------------------------------------------------------------------------------------------



<F3> As a percentage of total net assets as of June 30, 1999, and December 31,
     1999, respectively.

The Sector Diversification table shows that the Fund's holdings remained broadly diversified by economic sector. While our largest commitments were in Services and Technology, we attempted to have exposure in generally most market segments. Note that our Top Ten Holdings, as shown on page 5, represent a relatively small proportion of assets and only one of these companies represents more than 2% of assets. We believe this approach helps to reduce Fund volatility, yet places emphasis on picking stocks, which is where we seek to add the most value.

OUTLOOK AND STRATEGY
These days, small-cap investing seems to be focused narrowly on Internet capabilities. The market has seemingly divided companies into two camps, the "new economy" Internet-enabled group and the less favored "old economy" firms, typically labeled "bricks and mortar" firms.

As we begin 2000, we're evaluating the impact of the Internet on our universe of companies on several levels. One obvious approach is to look for companies fitting our investment criteria that are currently involved in Internet activities. This tends to be a fairly limited universe because, as we have discussed before, our valuation discipline generally prevents us from owning the so called "pure play" Internet companies. Yet, we believe we can find ways to share in the Internet's growth.

For us, there are ways to find Internet investment opportunities that are more fitting to our investment style. We believe that some of the best Internet investment opportunities will take the form of "old economy" companies successfully embracing change and the transitioning to a "new economy" business model.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

In 1999, we successfully employed this approach to benefit from the Internet rally. For example, the Fund featured firms that supply equipment to the Internet's infrastructure such as Com21, Galileo Technology and Tekelec. Internet software or service firms that assist companies in becoming e-enabled such as Aspect Communications, Mastech and Modis Professional Services were in the Fund's portfolio. And, a group of other firms - Bell & Howell, Daisytek, Harbinger, InfoCure and Penton Media - have remade their core competencies to participate in the Internet. We believe we can position the Fund for significant opportunities if we find established "bricks and mortar" companies before the market perceives they have shifted focus toward e-strategies.

Although we are confident on the long-term potential of the Fund's portfolio, we remain cautious in the near-term. Looking further out, we're quite sanguine. We believe that the economy will experience another year of strong earnings in 2000, assuming that inflation and interest rates remain tolerable. If so, we wouldn't be surprised to see a cyclical rally, due in part to what we consider a huge gap between the highly valued growth stocks and their lower priced cyclical brethren. Also, we believe the relative under-valuation of small-caps compared to large-caps continues to make small-caps very attractive, which may yield small-cap outperformance in 2000.

As always, our focus will be to look for above-average growth potential at what we regard as a reasonable price. We will search for companies that can potentially sustain this growth in a predictable fashion, and we expect these companies to be led by management teams committed to enhancing shareholder value. In looking for these opportunities, we will continue to favor underfollowed companies and to conduct our search through numerous sectors of the economy.

Thank you for your continued confidence.


Sincerely,

/s/ Carlene M. Ziegler                  /s/ Marina T. Carlson
Carlene M. Ziegler                      Marina T. Carlson
Portfolio Co-Manager                    Portfolio Co-Manager


P.S. For daily share prices, year-to-date returns and fund statistics, be sure to visit our website at WWW.ARTISANFUNDS.COM.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND
(International Shares)

Letter to Shareholders - December 31, 1999

THE FUND'S PERFORMANCE
Artisan International Fund gained 56.53%, during the six months ended December 31, 1999. The Fund significantly outperformed its benchmark, the Morgan Stanley EAFE Index, which rose 22.12%. Also, the Fund posted results for the six-month period that were greater than its peer group, the Lipper International Fund Index, which returned 28.93%.

For the periods ended December 31, 1999, the Fund ranked #6 since inception (December 28, 1995) and #39 for one year, based on total return, out of 307 and 618 international funds, respectively, as tracked by Lipper Inc.

                            COMPARATIVE PERFORMANCE


                   Artisan                      Lipper
                International     EAFE       International
                    Fund         Index        Fund Index
--------------------------------------------------------------------------------
12/28/95          $10,000        $10,000        $10,000
 3/31/96           10,910         10,289         10,467
 6/30/96           12,080         10,452         10,895
 9/30/96           12,220         10,439         10,903
12/31/96           13,437         10,605         11,472
 3/31/97           14,153         10,439         11,756
 6/30/97           14,607         11,793         13,072
 9/30/97           14,839         11,710         13,322
12/31/97           13,902         10,793         12,303
 3/31/98           16,714         12,381         14,129
 6/30/98           18,131         12,512         14,249
 9/30/98           14,717         10,734         12,000
12/31/98           18,376         12,952         13,861
 3/31/99           20,439         13,132         14,039
 6/30/99           21,283         13,465         14,818
 9/30/99           22,343         14,056         15,317
12/31/99           33,314         16,444         19,105


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                         1-YEAR         3-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund           81.29%         35.31%         34.96%
--------------------------------------------------------------------------------
EAFE Index                           26.96%         15.73%         13.19%
--------------------------------------------------------------------------------
Lipper International Fund Index      37.83%         18.51%         17.50%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENT ACCOUNTING METHODS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan International Fund on December 28, 1995 (the date the Fund began operations) with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index. All information on performance of Artisan International Fund included in this report is for its International (retail) shares.

The Fund paid a total distribution of $0.5629 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.2751 of short-term capital gains, $0.2643 of long-term capital gains and $0.0235 of ordinary income. The reinvestment NAV was $22.16. No other distributions were paid in 1999.

OUR INVESTMENT APPROACH
The complexity of international investing lends itself to many investment approaches. As we initiate our review of the Fund for the past six months, we believe it's appropriate to survey how we select securities for the Fund's portfolio.

We maintain that international markets may provide investors with growth opportunities that are discrete from those obtainable in the U.S. The Fund seeks to identify companies that we believe are well positioned to capitalize on these opportunities.

In the global market, a number of factors may influence this process. Attractive companies may emerge in countries experiencing political or economic change. Others invite attention due to business trends including deregulation and privatization, corporate restructuring and consolidation or technological expansion. These were themes with which we experienced success during 1999.

We are fundamentally stock pickers, attempting to assemble a broadly diversified portfolio of stocks that are not allocated according to set percentages with regard to regions or countries. For example, we will not maintain a specific position in Japan simply because it represents a specific portion of the EAFE Index. So, our regional and country weightings are a residual of our stock selections.

Intensive research and analysis are primary elements in our process, with our portfolio management team traveling widely to meet with company management, its customers, suppliers and bankers. We are looking for companies that exhibit specific, essential characteristics. We look for companies with effective management displaying a focus on shareholder value, a dominant or accelerating position in their industry and the ability to provide significant and sustainable growth. Also, we pursue firms trading at what we consider a reasonable valuation.

SIX MONTH REVIEW
Artisan International Fund ended the year with its best quarter ever, up 49.10%. And, December marked its best month since inception as the Fund gained 21.54%. For the month, nearly half of the portfolio holdings gained 20% or more as the rally in international markets that began in early 1999 accelerated during the second half of the year. In our opinion, what was especially significant as the year ended was the buying surge in telecommunications and technology shares.

We contend that the performance of international markets throughout the year reflected the substantially improved condition of these markets from a year ago and, in part, from the failure of frequently predicted adverse events to emerge. For example, emerging markets rebounded strongly as the year began and maintained their rally through the second half of the year, avoiding the year-end sell off that was predicted because of Y2K concerns.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

Developed markets also participated in the international comeback, with some, such as the United Kingdom and Germany, staging late year rallies. France also displayed a strong economy and participated in the year's closing rally in technology and telecommunications.

This worldwide surge in technology and telecommunications shares in the fourth quarter provided the Fund with significant gains. Also, during the period our holdings in financial services and global media had a positive impact on the Fund's portfolio.

A notable story for the Fund during the second half of the year was the increased exposure to Japan. In August, we nearly doubled our Japan weighting as our research uncovered several attractive opportunities. Some were in industries where secular growth was strong and others resided in areas where restructuring offered increased earnings potential.

We made these investments, despite our concerns with Japan's continuing macroeconomic problems, because, in our view, Japanese companies were starting to display increased shareholder friendliness, innovation and restructuring.

PORTFOLIO CHARACTERISTICS
On December 31, 1999, total net assets in the Fund were $3.1 billion, of which $2.3 billion were in the International share class. As of June 30, Fund total net assets stood at $1.1 billion. Reflecting, in part, strong performance throughout the portfolio and a shift in portfolio makeup, the median market cap of our holdings rose to $4.6 billion from $3.7 billion, and the weighted average market cap rose to $40.4 billion from $17.6 billion.

-----------------------------------
 REGION/COUNTRY ALLOCATION (%)<F1>
-----------------------------------
EUROPE                        51.7%
-----------------------------------
UNITED KINGDOM                 10.6
-----------------------------------
ITALY                          10.0
-----------------------------------
NETHERLANDS                     7.8
-----------------------------------
FRANCE                          5.6
-----------------------------------
GERMANY                         5.6
-----------------------------------
FINLAND                         4.3
-----------------------------------
SWEDEN                          3.3
-----------------------------------
SWITZERLAND                     2.6
-----------------------------------
SPAIN                           1.1
-----------------------------------
IRELAND                         0.3
-----------------------------------
NORWAY                          0.2
-----------------------------------
AUSTRIA                         0.2
-----------------------------------
PORTUGAL                        0.1
-----------------------------------
DENMARK                     0.0<F2>
-----------------------------------
-----------------------------------
ASIA/PACIFIC                  22.7%
-----------------------------------
JAPAN                          15.4
-----------------------------------
AUSTRALIA                       2.4
-----------------------------------
HONG KONG                       2.3
-----------------------------------
SINGAPORE                       2.0
-----------------------------------
KOREA                           0.3
-----------------------------------
NEW ZEALAND                     0.3
-----------------------------------
-----------------------------------
LATIN AMERICA                  4.8%
-----------------------------------
BRAZIL                          3.6
-----------------------------------
MEXICO                          1.2
-----------------------------------
NORTH AMERICA                 16.0%
-----------------------------------
CANADA                         13.7
-----------------------------------
BERMUDA                         2.3
-----------------------------------
OTHER ASSETS LESS LIABILITIES  4.8%
-----------------------------------
TOTAL                        100.0%
-----------------------------------

<F1> As a percentage of total net assets as of December 31, 1999.
<F2> Less than 0.1%.

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

Based on 2000 estimates, our weighted average growth rate of 23.9% fell below our weighted average P/E of 32x, as the upward movement of many of our holdings lifted P/E ratios. On December 31, we were 95.2% invested in equities, which we consider fully invested.

--------------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F3>
--------------------------------------------------------------------------------
SECTOR                                               6/30/99        12/31/99
--------------------------------------------------------------------------------
   Consumer Cyclical                                    17.9           18.5
--------------------------------------------------------------------------------
   Consumer Non-Cyclical                                11.5            2.7
--------------------------------------------------------------------------------
   Diversified                                           0.0            0.3
--------------------------------------------------------------------------------
   Financial                                            21.8           12.7
--------------------------------------------------------------------------------
   Industrial                                            5.9            9.1
--------------------------------------------------------------------------------
   Technology                                            6.2           12.6
--------------------------------------------------------------------------------
   Telecommunications (Equipment and Services)          25.1           27.5
--------------------------------------------------------------------------------
   Utilities                                             8.5           11.8
--------------------------------------------------------------------------------
   Other assets less liabilities                         3.1            4.8
--------------------------------------------------------------------------------
   TOTAL                                              100.0%         100.0%
--------------------------------------------------------------------------------

<F3> As a percentage of total net assets as of June 30, 1999, and December 31,
     1999, respectively.

Concerning sector diversification, there were some notable changes in emphasis from June 30. A move into media companies boosted Consumer Cyclicals, while profit taking in food and pharmaceuticals lowered our exposure to Consumer Non-Cyclicals. The Financial sector de-emphasis reflected the sale of a number of bank holdings. Our commitment to software companies, in large part, accounted for the increase in the Technology sector. And increased positions in telephone utilities accounted for the jump in the Utilities sector. The Telecommunications sector - equipment and services - also rose. Deregulation, privatization, technological advances and the growing acceptance of the Internet continued to create exceptional opportunities in this sector.

Media companies performed quite well for the Fund during this period. Tokyo Broadcasting System (TBS)<F1> reflects our growing exposure to the media industry and our renewed interest in Japan. TBS is a leading nationwide broadcaster in Japan and, in our opinion, appears well positioned to benefit from both an increase in spending by advertisers and technological change.

We anticipate a recovery in ad spending within Japan. Recent deregulation may also create increased advertising spending by international companies. With the launch of a broadcast satellite later this year, TBS may become a multi-channel broadcaster. Thus, in both content and distribution platforms, the company could generate growth by exploiting new media opportunities.

<F1> The discussion of Tokyo Broadcasting System (TBS) is for illustration only and is not intended as a recommendation.
                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

OUTLOOK AND STRATEGY
We are very optimistic about the potential for long-term capital growth in markets abroad, believing the investment themes we pursued for most of 1999, such as restructuring, privatization, deregulation, communications and information technology, will continue to lead us to investment opportunities.

Restructuring in Europe is having a positive impact in several areas. It's a subject we discussed in the Fund's most recent Quarterly Update. As we mentioned, our projection for increased European merger and acquisition (M&A) activity in 1999 was validated with examples such as the pending hostile takeover of Mannesman AG, a German telecommunications service provider and one of the Fund's top holdings, by Vodafone AirTouch, a British mobile telecommunications firm. Although hostile takeover actions are common in the U.S., they are only beginning to emerge in Europe. In October, the Financial Times reported that the third quarter was the first time in seven years that Europe had more M&A activity than the U.S. From our perspective, increased M&A activity should promote beneficial changes that may promote Europe's growth and global competitiveness.

--------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F4>
--------------------------------------------------------------------
   COMPANY NAME                        COUNTRY                   %
--------------------------------------------------------------------
   AT&T Canada, Inc.                   Canada                   3.1
--------------------------------------------------------------------
   Trans Cosmos, Inc.                  Japan                    2.9
--------------------------------------------------------------------
   Mannesmann AG                       Germany                  2.8
--------------------------------------------------------------------
   BCE, Inc.                           Canada                   2.7
--------------------------------------------------------------------
   Nortel Networks Corp.               Canada                   2.4
--------------------------------------------------------------------
   Global Telesystems Group, Inc.      Bermuda                  2.3
--------------------------------------------------------------------
   Colt Telecom Group PLC              United Kingdom           2.3
--------------------------------------------------------------------
   UnitedGlobalCom, Inc.               Netherlands              2.2
--------------------------------------------------------------------
   Telecom Italia Mobile SPA           Italy                    2.1
--------------------------------------------------------------------
   BIPOP Carire SPA                    Italy                    2.0
--------------------------------------------------------------------
                                       TOTAL                  24.8%
--------------------------------------------------------------------

<F4>  As a percentage of total net assets as of December 31, 1999.

We believe increased M&A activity may also stimulate the equity culture that is appearing in Europe. In our opinion, the privatization and deregulation activities in Europe have broadened the attractiveness of investing to European residents. We believe it's a very healthy change, and one we believe may also be occurring in Japan.

Other actions may spur development of the European equity culture. Consider a recent proposal in Germany to eliminate the capital gains tax on equity sales by corporations. We believe that if this proposal should become law - and we believe there's great support for it - untold tens of billions of dollars could be released from Germany's banks, stimulating growth in what is generally considered Europe's largest economy.

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

--------------------------------------------------------------------------------
              TOP 5 GAINERS<F5>                       TOP 5 LOSERS<F5>
--------------------------------------------------------------------------------
SECURITY                                %    SECURITY                        %
--------------------------------------------------------------------------------
Trans Cosmos, Inc.                  316.6    Nichiei Co., Ltd.           -74.1
NTT Mobile Communications Network   218.7    Call-Net Enterprises, Inc.  -43.7
Colt Telecom Group PLC              119.1    Promise Co. Ltd.            -20.0
Nortel Networks Corp.               114.1    Pharmacia & Upjohn, Inc.    -19.7
BCE, Inc.                            75.9    UBS AG                      -10.5
--------------------------------------------------------------------------------

<F5> For the six months ended December 31, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some smaller holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

As we discussed earlier, we are beginning to see changes we like in Japan. Additionally, the Japanese economy may be experiencing a changing of the guard, as industries like steel and autos - traditional engines of the country's growth
- are giving ground to technology, telecommunications and Internet firms. The recent shift in focus in Japan has attracted new foreign investment. Nonetheless, we've been highly selective in our investments there because its equity market has been much like our own recently, with its strength narrowly defined.

The fourth quarter of 1999 was noteworthy for two reasons for Artisan International Fund. The Fund posted its best quarter of performance since inception, and during the quarter we were managing the largest amount of assets we've ever had in the Fund. We are aware of the cautious discussion about fund size and performance. We firmly believe, however, that international markets provide us with opportunities that may not be available to other investment strategies. And, we consider the quality of the stocks in a portfolio far more important to fund performance than the size of the assets under management.

Although we are unable to predict future performance for the Fund, we believe the themes we discussed earlier - restructuring, privatization, deregulation, communications and information technology - should continue to provide us with investment opportunities that will assist us as we seek to achieve our long-term investment goals. We look to the future with enthusiasm.

Thank you for your confidence in Artisan International Fund. We will continue doing our very best to justify your investment.

Sincerely,

/s/ Mark L. Yockey

Mark L. Yockey
Portfolio Manager

P.S. We invite you to visit our website at WWW.ARTISANFUNDS.COM. The site provides daily share prices, performance information, updated fund statistics and more.

Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.
                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
MID CAP FUND

Letter to Shareholders - December 31, 1999

THE FUND'S PERFORMANCE
Artisan Mid Cap Fund gained 36.01% for the six months ended December 31, 1999, solidly outperforming both its benchmark and peer group during the period. For the period, the Fund's performance benchmark, the S&P 400 Mid Cap Index, rose 7.34%, and its peer group, the Lipper Mid-Cap Core Fund Index, advanced 19.34%. The Fund has outperformed its benchmark in every quarter since its inception on June 27, 1997.

Shareholders should note that during the fourth quarter, Lipper Inc. reclassified the Fund to its new Lipper Mid-Cap Core Fund category. Index performance comparisons reflect this change.

                            COMPARATIVE PERFORMANCE

                   Artisan        S&P           Lipper
                   Mid Cap     400 MidCap    Mid-Cap Core
                    Fund         Index        Fund Index
--------------------------------------------------------------------------------
 6/27/97          $10,000        $10,000        $10,000
 9/30/97           12,550         11,573         11,540
12/31/97           12,814         11,669         11,193
 3/31/98           14,714         12,954         12,514
 6/30/98           14,607         12,677         12,144
 9/30/98           13,068         10,843          9,914
12/31/98           17,090         13,899         12,063
 3/31/99           17,162         13,013         11,485
 6/30/99           19,839         14,855         12,958
 9/30/99           19,601         13,607         12,123
12/31/99           26,984         15,945         15,464



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                                   1-YEAR            INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                           57.89%              48.39%
--------------------------------------------------------------------------------
S&P 400 MidCap Index                           14.72%              20.38%
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Fund Index                 28.19%              18.93%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P 400 MidCap Index and the Lipper Mid-Cap Core Fund Index. The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid-Cap Core Fund Index reflects the net asset weighted return of the 30 largest mid-cap funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

According to Lipper, the new classification will enhance fund evaluations by comparing a fund's performance to more precisely defined peers and that the change will also allow investors to more clearly identify which funds best suit their investment needs and risk tolerances.

For the periods ended December 31, 1999, the Fund ranked #5 since inception (June 27, 1997) and #20 for one year, based on total return, out of 101 and 142 mid-cap core funds, respectively, as tracked by Lipper Inc.

The Fund paid a total distribution of $0.8256 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.7991 of short-term capital gains and $0.0265 of long-term capital gains. The reinvestment NAV was $18.22. No other distributions were paid in 1999.

OUR INVESTMENT APPROACH
We believe the mid-cap universe - which we define as stocks with market caps of generally $600 million to $6 billion - provides compelling investment opportunities. That's because to us, the mid-cap universe - less efficient than the large-cap and more mature than the small-cap - has many established companies that feature emerging franchise characteristics or are poised to create powerful competitive advantages.

Because we consider ourselves stock pickers and not momentum players, we assess values of individual companies. We do not seek to predict the direction of the market as a major element of our process. As we begin our evaluation process we are looking for the attributes below.

  - We concentrate on COMPANIES WITH FRANCHISE CHARACTERISTICS. An established franchise can bring a company a major competitive advantage and protect it from some of the effects of competition. Over time, we believe this feature can lead to more stable cash flow and, ultimately, to higher valuations. Examples of franchise characteristics are proprietary technology, a leading brand, dominant market share or the position of low-cost producer.

  - We believe a franchise company SELLING AT A MEANINGFUL DISCOUNT TO ITS INTRINSIC VALUE offers superior long-term investment potential. We define "intrinsic value" as the price, in our analysis, a knowledgeable or strategic buyer would pay to own a company's cash flows at some point in the future. Our estimate of this price guides our buying and selling decisions, and may help to lower overall portfolio risk. We seek to buy at an attractive discount and sell when the stock approaches intrinsic value.

  - A company with franchise characteristics and an attractive valuation may also be EXPERIENCING ACCELERATION IN ITS PROFIT CYCLE. This trend may be driven by an internal catalyst such as a restructuring or a new product launch, or external factors such as technical innovation or economic change. We try to spot this trend early to achieve better perspective and anticipate consensus opinion, thus investing with greater conviction.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

Implicit in our process is the insistence on what we consider quality management, defined as seasoned leaders with the focus and skills to achieve their distinctive vision. It is a process that often leads us to companies with compelling long-term business potential that may be temporarily out of favor or misunderstood by the market.

SIX MONTH REVIEW
The final six months of 1999 covered a remarkable period of growth for the market. The U.S. economy continued to confound many experts with strong growth and low inflation. The market responded by embracing technology, represented by Internet and telecommunications securities.

However, all wasn't smooth sailing during the period for the market. Most stocks suffered through volatility as the Federal Reserve followed the July interest rate increase with another in November. The fourth quarter, while volatile, was far more rewarding, especially for the technology group. Consisting chiefly of Internet and telecommunications firms, this group surged as the market continued to favor technology.

Our efforts to find appropriate technology firms for the Fund, which we have discussed frequently, paid off. An example was our biggest gainer, Omnipoint Corporation, a digital PCS provider serving nearly 380,000 U.S. customers, primarily in the Northeast. Another was Exodus Communications, a leader in the market that hosts websites for large e-commerce companies. Both eBay and Amazon.com, for instance, use Exodus to host their sites.

-------------------------------------------------------------------------------
           TOP 5 GAINERS<F1>                         TOP 5 LOSERS<F1>
-------------------------------------------------------------------------------
SECURITY                           %     SECURITY                           %
-------------------------------------------------------------------------------
Omnipoint Corporation          152.1     Federal-Mogul Corp.            -44.5
Exodus Communications, Inc.     93.3     GST Telecommunications, Inc.   -33.7
Symantec Corporation            57.6     SFX Entertainment, Inc.        -20.8
Symbol Technologies, Inc.       47.5     Shared Medical Systems Corp.   -16.3
National Semiconductor Corp.    34.2     SunGard Data Systems, Inc.     -16.2
-------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

We also own Network Solutions, which we believe is a near-monopoly provider of services for establishing web addresses. It benefited from a recent government ruling allowing it to maintain its franchise. Another position, National Semiconductor, benefited from the demand for analog semiconductors, while restructuring its internal operations to improve its competitiveness and profitability.

Among our disappointments were firms that we believe are having only temporary uncertainties. One was UCAR International, a leading maker of carbide graphite electrodes for the steel industry. New management began an aggressive inventory reduction program that may be
LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

--------------------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F2>
--------------------------------------------------------------------------------
COMPANY NAME                         %  COMPANY NAME                          %
--------------------------------------------------------------------------------
Dynegy, Inc.                       3.5  Kinder Morgan, Inc.                 2.6
--------------------------------------------------------------------------------
Polycom, Inc.                      3.1  Electronics For Imaging, Inc.       2.6
--------------------------------------------------------------------------------
Omnipoint Corporation              2.8  Covad Communications Group, Inc.    2.6
--------------------------------------------------------------------------------
PowerWave Technologies, Inc.       2.7  Millipore Corporation               2.2
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc. 2.7  Adelphia Communications Corporation 2.0
--------------------------------------------------------------------------------
                                        TOTAL                             26.8%
--------------------------------------------------------------------------------

<F2> As a percentage of total net assets as of December 31, 1999.

disruptive to earnings in the short-term, yet may ultimately prove beneficial. Another, SunGard Data Systems, suffered from what we believe to be investor misperception of post-Y2K spending slowdown by its customers.

An interesting addition to the Fund is United Stationers, a stock discovered by our senior analyst, Jim Hamel. The company is an example of how we find firms that provide the Fund access to the growth in the Internet without abandoning our investment philosophy.<F1>

Ironically, many consider United Stationers to be an old-line distributor of office products. But to us, it's not the products being distributed, but the distribution process expertise that is making United Stationers valuable. Taking advantage of the trend to outsource tasks and the explosive growth of e-commerce, it services companies with successful websites but inadequate fulfillment capabilities. United Stationers provides an outsourced turnkey fulfillment service to e-commerce companies. They'll warehouse materials, manage inventory, pack, label and ship.

Jim also recommended Zebra Technologies, a thermal bar code printer manufacturer, which, like United Stationers, was a successful holding for us during the period.

PORTFOLIO CHANGES
The most notable change in our holdings was the growth in our technology weighting. We ended the period with 30.9% of assets in Technology - up from 17.5% on June 30 - even after aggressively trimming some holdings in December. Our technology purchases included:

  - ENTRUST TECHNOLOGIES INC., which develops security software to ensure the privacy of electronic communications and transactions across corporate intranets and the Internet. Its tools automate the management of digital certificates and monitor applications such as remote access and e-mail. Customers include J.P. Morgan, Schlumberger and the U.S. Postal Service.<F1>

  - POWERWAVE TECHNOLOGIES, INC., which builds radio-frequency power amplifiers to boost signal strength and reduce transmission interference in the base stations of cellular and personal communications service networks. Some of the company's larger customers are BellSouth, LG Information & Communications, Nortel Networks and Samsung.<F1>
<F1> The discussions of United Stationers, Entrust Technologies Inc. and
     PowerWave Technologies, Inc. are for illustration only and are not intended as recommendations.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

  - VISUAL NETWORKS, INC., which makes management software designed to boost the reliability and efficiency of large, geographically dispersed computer networks. The company's software monitors network traffic and performance, locates bottlenecks and other network problems, warns technicians and tracks response times. The company's customers include Cargill, Delta Air Lines and FedEx.<F1>

PORTFOLIO CHARACTERISTICS
On December 31, 1999, the portfolio held 67 stocks and our Top Ten Holdings represented 26.8% of assets. Our median market cap was $2.7 billion. Based on our 2000 estimates, these stocks were selling at 17.4x weighted average earnings
- below their weighted average earnings growth rate of 20.3%. These statistics compared favorably to our benchmark index and displayed a higher growth rate than our portfolios in the recent past.

On December 31, 1999, the Fund remained broadly diversified by economic sector. We believe that participating in many sectors may help to create opportunity, reduce investment risk and emphasize the area where we add the most value... picking stocks.

As we've often stressed, attention to valuation is fundamental to our strategy. Because the market's passion for large-caps drove up their valuations, we were able to find more compelling values in the smaller end of our market cap range.

--------------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F3>
--------------------------------------------------------------------------------
                                                WEIGHTING       WEIGHTING
--------------------------------------------------------------------------------
INDUSTRY                                         6/30/99        12/31/99
--------------------------------------------------------------------------------
Basic Materials                                     6.5            7.4
--------------------------------------------------------------------------------
Capital Goods                                       8.9           11.6
--------------------------------------------------------------------------------
Conglomerates                                       1.3            0.0
--------------------------------------------------------------------------------
Consumer Cyclical                                   5.1            2.6
--------------------------------------------------------------------------------
Consumer Non-Cyclical                               4.6            1.0
--------------------------------------------------------------------------------
Energy                                              5.3            7.5
--------------------------------------------------------------------------------
Financial                                          10.0            4.0
--------------------------------------------------------------------------------
Healthcare                                          5.4            1.7
--------------------------------------------------------------------------------
Real Estate Investment Trusts                       2.2            0.2
--------------------------------------------------------------------------------
Services                                           17.7           13.2
--------------------------------------------------------------------------------
Technology                                         17.5           30.9
--------------------------------------------------------------------------------
Telecommunications                                 11.6           11.1
--------------------------------------------------------------------------------
Transportation                                      1.2            0.0
--------------------------------------------------------------------------------
Utilities                                           0.0            4.0
--------------------------------------------------------------------------------
Other assets less liabilities                       2.7            4.8
--------------------------------------------------------------------------------
TOTAL                                            100.0%         100.0%
--------------------------------------------------------------------------------

<F3> As a percentage of total net assets as of June 30, 1999, and December 31,
     1999, respectively.

-----------------------------------------------------------
                             MARKET CAP DISTRIBUTION<F4>
-----------------------------------------------------------
       MARKET                  ARTISAN        S&P 400
        CAP                  MID CAP FUND   MIDCAP INDEX
  (in $ billions)                (%)            (%)
-----------------------------------------------------------
    $0.0 to 0.5                  0.2            1.0
-----------------------------------------------------------
     0.5 to 1.0                  12.4           7.2
-----------------------------------------------------------
     1.0 to 2.0                  26.3           19.3
-----------------------------------------------------------
     2.0 to 3.0                  13.7           22.2
-----------------------------------------------------------
     3.0 to 4.0                  17.2           11.6
-----------------------------------------------------------
     4.0 to 5.0                  10.6           7.5
-----------------------------------------------------------
     5.0 to 6.0                  5.6            10.0
-----------------------------------------------------------
     6.0 to 7.0                  5.2            3.5
-----------------------------------------------------------
     7.0 to 8.0                  4.4            1.7
-----------------------------------------------------------
        8.0+                     4.4            16.0
-----------------------------------------------------------
       TOTAL                    100.0%         100.0%
-----------------------------------------------------------

<F4> As a percentage of portfolio equities as of December 31, 1999.

<F1> The discussion of Visual Networks, Inc. is for illustration only and is not intended as a recommendation.

LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

OUTLOOK AND STRATEGY
Looking ahead, we believe that potential cash inflows and possible interest rate increases may cause near-term volatility in the market. We believe some investors kept cash out of the market because of Y2K concerns. Others, who watched more aggressive funds post stunning performance numbers, may move their investments. And, potential positive earnings reports may encourage investors to move money from the sidelines into equities.

Additionally, we believe the Federal Reserve may feel compelled to raise interest rates. We believe that in 1999 the Fed allowed the money supply to expand, perhaps more than they considered appropriate, as a defensive move to Y2K. If the Fed is uncomfortable with the economy's growth, it may consider a rate increase to attempt to slow the economy and check inflation. While we can't predict how these forces will play out, we will attempt to manage accordingly.

We believe our theme of energy convergence has the potential to shine in 2000. We've been working hard to understand the ongoing deregulation and consolidation of the nation's energy industries. This convergence into vertically integrated producers and marketers holds the promise of lower energy costs for consumers and businesses nationwide. Also, we are seeking companies that can benefit from the vast, and in our view positive, changes occurring in Europe and the economic recovery we believe is proceeding in Asia. Holdings such as Manpower, Inc., one of the world's largest temporary employment companies, and Mettler-Toledo, a leader in the precision weighing instruments industry, are good examples.

We'll continue our search for opportunities in the Technology sector. However, we have no intention of losing our perspective or allowing ourselves to be caught up in the frenzy surrounding this sector. Given technology's explosive growth and increasing importance to the overall economy, the group's potential cannot be ignored. Yet, we believe we are being careful in what we buy and how much we own.

On a personal note, I'd like to take this opportunity to welcome Tom Wooden to our team as an analyst. In just a few short months, he has proven himself invaluable in helping us understand and assess some of the trends and issues in technology. Tom is a former fighter pilot in the U.S. Air Force. We're pleased he's flying with us now.

From all of us on the team, thank you for your confidence in Artisan Mid Cap
Fund.

Sincerely,

/s/ Andrew C. Stephens

Andrew C. Stephens
Portfolio Manager

P.S. Visit our website at WWW.ARTISANFUNDS.COM for daily share prices, performance information and fund statistics.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

ARTISAN
SMALL CAP VALUE FUND

Letter to Shareholders - December 31, 1999

THE FUND'S PERFORMANCE
Artisan Small Cap Value Fund declined 0.39% for the six months ended December 31, 1999. We saw small-cap value securities continue to struggle for investor attention. However, on a relative basis, the Fund's performance may be viewed more favorably considering that for the period, its benchmark, the Russell 2000 Value Index, declined 6.41%, and its peer group, the Lipper Small-Cap Value Fund Index, declined 4.26%.

                            COMPARATIVE PERFORMANCE



                   Artisan      Russell         Lipper          Russell
                  Small Cap       2000      Small-Cap Value      2000
                 Value Fund      Index        Fund Index      Value Index
--------------------------------------------------------------------------------
 9/29/97          $10,000        $10,000        $10,000        $10,000
12/31/97           10,310          9,722          9,841         10,220
 3/31/98           11,220         10,700         10,725         11,073
 6/30/98           11,370         10,201         10,253         10,673
 9/30/98            9,079          8,146          8,243          8,765
12/31/98            9,717          9,474          9,180          9,560
 3/31/99            9,270          8,960          8,213          8,634
 6/30/99           11,258         10,354          9,715         10,063
 9/30/99           10,790          9,699          8,978          9,276
12/31/99           11,215         11,488          9,301          9,418


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
FUND / INDEX                                   1-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund                   15.42%         5.21%
--------------------------------------------------------------------------------
Russell 2000 Index                             21.26%         6.34%
--------------------------------------------------------------------------------
Lipper Small-Cap Value Fund Index              1.32%          -3.16%
--------------------------------------------------------------------------------
Russell 2000 Value Index                       -1.49%         -2.62%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Index, the Russell 2000 Value Index and the Lipper Small-Cap Value Fund Index. The Russell 2000 Index is an unmanaged, market-weighted index of 2,000 small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Fund Index reflects the net asset weighted return of the 30 largest small-cap value funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

Shareholders should note that during the fourth quarter, Lipper Inc. reclassified the Fund to its new Lipper Small-Cap Value Fund category. Index performance comparisons reflect this change. According to Lipper, the new classification will enhance fund evaluations by comparing a fund's performance to more precisely defined peers and that the change will also allow investors to more clearly identify which funds best suit their investment needs and risk tolerances.

The Fund paid a total distribution of $0.3757 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.3439 of short-term capital gains, $0.0047 of long-term capital gains and $0.0271 of ordinary income. The reinvestment NAV was $9.81. No other distributions were paid in 1999.

OUR INVESTMENT APPROACH
The Fund invests chiefly in companies with a market capitalization of less than $1.5 billion. From among them, the management team looks for stocks that are significantly underpriced in the marketplace. The Fund generally finds such opportunities in:

  - Turnarounds - companies that appear capable of substantially improving earnings
  - Undiscovered or unsponsored stocks - companies that are not widely followed by analysts
  - Companies with hidden assets - undervalued real estate, for example, or unrecognized business lines
  - Companies in the process of change - examples may include new management, new product lines or a cyclical uptrend in its industry

From among these undervalued companies, the Fund looks for those firms that provide an additional margin of safety. It does so through in-depth financial analysis, looking for two major attributes:

  -  Financial strength - little debt and positive cash flow
  -  Favorable economics - good returns on capital and free cash flow

SIX MONTH REVIEW
For Artisan Small Cap Value Fund, the second half of 1999 ended better than it began. The Fund closed the year with positive gains in November and December of 1.44% and 3.99%, respectively, after registering declines in each of the prior four months.

The market volatility from June through October continued a trend where growth was favored over value. Technology, with the Internet in particular, seemed to be preferred to almost all other sectors. Though not weighted significantly in the favored technology issues, the Fund did benefit a bit from technology during the year-end rally.

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

We've made the point in our Quarterly Updates that technology securities are generally not candidates for our value style. Yet, we managed to find opportunities among Information Technology (IT) services companies. The IT industry revenues slowed dramatically as Y2K preparedness expenditures tailed off and other IT projects were put on hold until the Y2K hurdle was cleared. As a result, many IT stock prices plunged. However, our research suggested the industry would resume its growth in 2000, so we added companies such as Metamor Worldwide, Complete Business Solutions, Mastech Corporation and Technology Solutions Company to the portfolio.

When we bought these stocks, we anticipated they could be in the portfolio for 12 to 18 months. But as Y2K concerns evaporated in the fourth quarter, the market quickly and strongly turned to holdings such as these. If our price objective was reached, the position was usually sold. Additionally, two semiconductor equipment holdings, Silicon Valley Group and FSI International, helped the Fund as the period ended.

The Fund benefited from merger and acquisition activity during the six-month period. Lone Star Industries, Tristar Aerospace, Ascent Entertainment Group, Jostens, Giant Cement and Gleason were involved in takeover activity. In addition, Barnett Inc. and Moore Products both engaged outside advisors to help them "consider strategic options."

-------------------------------------------------------------------------------
          TOP 5 GAINERS<F1>                     TOP 5 LOSERS<F1>
-------------------------------------------------------------------------------
SECURITY                       %    SECURITY                                 %
-------------------------------------------------------------------------------
Host Marriott Services      91.2    Superior National Insurance Group    -68.2
Gleason Corporation         37.2    Acceptance Insurance Companies, Inc. -61.3
Lone Star Industries        36.7    R.G. Barry Corporation               -49.3
Giant Cement Holding        36.7    Aviall, Inc.                         -34.5
Forest Oil Corporation      32.5    Stewart Information Services Corp.   -22.1
-------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

Among our disappointments were a couple of insurance companies: Acceptance Insurance and Stewart Information Services.<F1> Acceptance surprised its investors with a huge reserve increase relating to certain lines of business written in past years, resulting in a ratings downgrade of the specialty lines division. Although the company's crop division continues to look viable and attractive to us, we continue to evaluate the company and its new management team.

<F1> The profiles of Acceptance Insurance and Stewart Information Services are
     for illustration only and are not intended as recommendations.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

Stewart is a title insurer and, as we expected when we made the investment, rising mortgage rates reduced the segment of its business tied to refinancing. We continue to view our initial purchase as attractive and have added to the position. We believe Stewart is profitable, financially sound and technologically a leader in its industry. Although the industry is cyclical, we consider it attractive over the long-term.

PORTFOLIO CHANGES
Our sales during the period were primarily holdings that either reached our price objectives or were subject to merger or acquisition activity. We concentrated our buying among what we consider better quality businesses that had come down in price because of the investing environment.

Generally speaking, rising interest rates are currently working against companies in sectors sensitive to interest rate movement. These companies are generally favored when rates are falling, and typically fall out of favor when rates move up. We are now finding what we consider excellent values in interest-sensitive segments such as financials, title insurers, auto parts suppliers and engineering and construction firms.

For example, we added John Nuveen, Kaydon Corporation, AK Steel, Carlisle Companies, First American Financial, Borg-Warner Automotive and Jacobs Engineering to the portfolio. We consider each of these companies a leader in its industry, with a strong financial position and above-average profitability, capable of producing long-term capital growth. Each was available at what we consider an attractive price. In fact, we're quite excited because we're seeing additional attractive opportunities like the companies above.

We'd like to highlight Jacobs Engineering. It's a good example of the quality holdings we have added to the Fund recently. Jacobs provides construction, engineering and maintenance services to companies in a broad range of industries. It seeks consistent growth in both revenue and earnings by building its global presence, making strategic acquisitions and strengthening its client relationships. We consider this last quality to be a distinguishing characteristic. In our view, it could enable Jacobs to earn profits we consider above its industry's average. Also, to us, the company is distinct in its industry because of its free cash flow generation. Despite what we view as outstanding attributes, when investors feared that rising interest rates would slow plant construction, Jacobs' shares were beaten down.<F1>

<F1> The profile of Jacobs Engineering is for illustration only and is not intended as a recommendation.

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

PORTFOLIO CHARACTERISTICS
On December 31, 1999, the Fund held 92 stocks diversified across most major sectors of the economy, with a median market capitalization of $317 million. By comparison, we held 79 stocks on June 30, with a median market capitalization of $242 million. Our Top Ten Holdings represented 22.5% of net assets, our median P/E was 10.3x our 2000 estimates and our median price/book value was 1.3x. We believe this profile represents excellent investment value.

--------------------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F2>
--------------------------------------------------------------------------------
COMPANY NAME                 %     COMPANY NAME                              %
--------------------------------------------------------------------------------
Gleason Corporation        2.9     Hilb, Rogal & Hamilton                  2.1
--------------------------------------------------------------------------------
Genlyte Group Inc.         2.7     ADVO, Inc.                              2.0
--------------------------------------------------------------------------------
Jostens, Inc.              2.5     Cleveland Cliffs, Inc.                  1.9
--------------------------------------------------------------------------------
Mueller Industries, Inc.   2.4     EMCOR Group, Inc.                       1.9
--------------------------------------------------------------------------------
Grey Advertising, Inc.     2.2     Annuity and Life RE (Holdings) Ltd.     1.9
--------------------------------------------------------------------------------
                                   TOTAL                                 22.5%
--------------------------------------------------------------------------------

<F2> As a percentage of total net assets as of December 31, 1999.

As you can see in the accompanying table, the Fund's holdings reflect what we consider a broad diversification by economic sector. While our largest commitments were in Financials and Basic Materials, we generally attempt to have exposure to most market segments. We believe this approach helps to enhance opportunity, reduce volatility and place emphasis on picking stocks, which is where we seek to add the most value. You will note alterations to our sector weightings from June 30, 1999. Most notably, we increased our weightings in Basic Materials and Consumer Cyclicals while decreasing our exposure to Financials and Services. We believe these changes strengthened the portfolio and better position it for the realities of today's market.


                                        SECTOR DIVERSIFICATION (%)<F3>
---------------------------------------------------------------------------------------------------------------
                               WEIGHTING                                                      WEIGHTING
---------------------------------------------------------------------------------------------------------------
INDUSTRY                  6/30/99    12/31/99          INDUSTRY                          6/30/99      12/31/99
---------------------------------------------------------------------------------------------------------------
Basic Materials             15.0       16.8            Real Estate Investment Trusts        2.3         1.3
---------------------------------------------------------------------------------------------------------------
Capital Goods               14.6       14.2            Services
----------------------------------------------------
Conglomerates                0.0        0.0               Business Services                 5.5         4.0
----------------------------------------------------
Consumer Cyclical           10.4       13.7               Consumer Services                 8.1         4.7
---------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical        1.5        1.5            Technology                           7.8         8.7
---------------------------------------------------------------------------------------------------------------
Energy                       5.5        5.2            Transportation                       2.1         1.0
---------------------------------------------------------------------------------------------------------------
Financial                   22.2       17.2            Utilities                            1.7         1.1
---------------------------------------------------------------------------------------------------------------
Healthcare                   1.0        0.3            Other assets less liabilities        2.3        10.3
---------------------------------------------------------------------------------------------------------------
                                                       TOTAL                             100.0%      100.0%
---------------------------------------------------------------------------------------------------------------


<F3> As a percentage of total net assets as of June 30, 1999, and December 31,
     1999, respectively.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

OUTLOOK AND STRATEGY
We enter the New Year with optimism. While some are concerned with possible increases in interest rates, we envision opportunities in interest-sensitive sectors. As we discussed earlier in the Portfolio Changes section, rising interest rates may depress the price of cyclical segments such as financials, auto parts suppliers and construction firms and create what we consider buying opportunities.

If the Energy sector remains depressed, we may continue to build our positions in companies such as Santa Fe Snyder, Cabot Oil & Gas and Forest Oil. Holdings such as these, with strong exposure to natural gas, represent a sector where we see excellent long-term potential. Other areas we're looking at very selectively are beaten-down restaurant and retail securities.

However, the strategy of buying attractively priced cyclicals is not without risk. It's a long-term strategy that may present short-term performance challenges. Shareholders should be aware that the share price of cyclicals may continue to be volatile until investor interest in them returns.

We believe, unequivocally, that there's simply no substitute for investment fundamentals. To us, superior long-term investment returns come from consistent attention to such factors as valuation, business economics and financial position. We recognize that investment concepts, like tastes in fashion, music or food, come and go. However, we believe that investment fundamentals endure and reward long-term investors.

As we discussed in our review of the fourth quarter, the positive earnings environment we believe existed at the end of 1999 is continuing. Despite rising long-term rates and the prospect of rate hikes by the Fed, basic economic trends continue to be positive for stocks. Our optimism will remain if inflation remains low, productivity continues to rise, consumers continue to spend and Americans keep investing.

As we have experienced recently, a relatively few stocks may continue to dominate the market. If that's the case, strategic or financial buyers may continue to lead activity in the small-cap value universe. We commented in an earlier report how we believed that low prices among quality companies would heighten takeover activity. We experienced such activity in the Fund's portfolio throughout 1999. In 2000, we expect it may continue if our style remains out of favor.

Thank you for your confidence.

/s/ Scott C. Satterwhite

Scott C. Satterwhite
Portfolio Manager


P.S. Our newly launched website, WWW.ARTISANFUNDS.COM, incorporates daily share prices, performance information and fund statistics, along with other information.

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

 ARTISAN
SMALL CAP FUND

Schedule of Investments - December 31, 1999 (Unaudited)

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
COMMON STOCKS - 98.9%

BASIC MATERIALS - 4.9%
  CHEMICAL MANUFACTURING - 1.5%
     MacDermid, Inc. - specialty chemical manufacturer  43,800     $1,798,538
     OM Group, Inc. - specialty chemical manufacturer   22,500        774,844
                                                                 ------------
                                                                    2,573,382
  CONTAINERS & PACKAGING - 2.1%
     AptarGroup, Inc. - pumps, valves and closures
       for consumer packaging                           98,600      2,477,325
     <F1>Gaylord Container Corporation - container
       board manufacturer                              187,200      1,275,300
                                                                 ------------
                                                                    3,752,625
  IRON & STEEL - 1.3%
     <F1>Steel Dynamics, Inc. - steel producer         138,500      2,207,344

CAPITAL GOODS - 2.8%
  AEROSPACE & DEFENSE - 1.4%
     <F1>Alliant Techsystems, Inc. - defense
       electronics systems                              39,000      2,430,187

  MISCELLANEOUS CAPITAL GOODS - 1.4%
     Hussmann International, Inc. - commercial
       food service equipment                           42,800        644,675
     <F1>Ritchie Bros. Auctioneers, Inc. - used
       industrial equipment auctions                    64,900      1,800,975
                                                                 ------------
                                                                    2,445,650
CONSUMER NON-CYCLICAL - 5.5%
  BEVERAGES (ALCOHOLIC) - 1.3%
     <F1>Beringer Wine Estates Holdings, Inc. -
       wine producer                                    56,300      2,244,963

  FOOD PROCESSING - 1.1%
     <F1>Celestial Seasonings, Inc. - specialty teas
       and herbal supplements                           99,300      1,847,911

  OFFICE SUPPLIES - 1.6%
     <F1>Daisytek International Corporation -
       office automation supplies distributor          123,900      2,888,419

  PERSONAL & HOUSEHOLD PRODUCTS - 1.5%
     <F1>Playtex Products, Inc. - personal
       care products                                   175,400      2,696,775

ENERGY - 7.4%
  OIL & GAS OPERATIONS - 3.4%
     <F1>Chieftain International, Inc. - oil and
       gas exploration                                 123,700      2,133,825
     <F1>Houston Exploration Company - oil and
       gas exploration                                  39,400        780,613
     <F1>Newfield Exploration Company - oil and
       gas exploration                                 114,000      3,049,500
                                                                 ------------
                                                                    5,963,938

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
ENERGY (CONTINUED)
  OIL WELL SERVICES & EQUIPMENT - 4.0%
     <F1>Newpark Resources, Inc. - oil and gas
       environmental services                          390,100     $2,389,363
     <F1>Pride International, Inc. - oil and gas
       contract drilling services                      171,500      2,508,187
     <F1>Unit Corporation - oil and gas contract
       drilling services                               289,000      2,221,687
                                                                 ------------
                                                                    7,119,237
FINANCIAL - 6.5%
  INSURANCE (LIFE) - 2.5%
     Reinsurance Group of America, Inc. - life
       reinsurance writer                               82,300      2,283,825
     StanCorp Financial Group, Inc. - group
       disability and life insurance                    86,000      2,166,125
                                                                 ------------
                                                                    4,449,950
  REGIONAL BANKS - 2.9%
     Community First Bankshares, Inc. - North
       Dakota-based bank holding company               161,700      2,546,775
     <F1>Silicon Valley Bancshares - California-based
       bank holding company                             23,600      1,168,200
     Sterling Bancshares, Inc. - Houston-based bank
       holding company                                 120,700      1,350,331
                                                                 ------------
                                                                    5,065,306
  S&LS/SAVINGS BANKS - 1.1%
     MAF Bancorp, Inc. - Chicago savings and
       loan association                                 90,400      1,892,750

HEALTHCARE - 8.5%
  BIOTECHNOLOGY & DRUGS - 4.7%
     <F1>Caremark Rx, Inc. - pharmacy benefit services 309,400      1,566,337
     Dexter Corporation - specialty chemicals
       and biochemicals                                 45,820      1,821,345
     <F1>Medicis Pharmaceutical Corporation -
       dermatology drugs                                71,500      3,043,219
     <F1>Techne Corporation - specialty manufacturer
       of biological products                           32,200      1,773,012
                                                                 ------------
                                                                    8,203,913
  HEALTHCARE FACILITIES - 2.6%
     <F1>Renal Care Group, Inc. - nephrology
       services provider                               112,650      2,633,194
     <F1>Res-Care, Inc. - facilities for mentally
       retarded and disabled persons                   156,100      1,990,275
                                                                 ------------
                                                                    4,623,469
  MEDICAL EQUIPMENT & SUPPLIES - 1.2%
     <F1>Laser Vision Centers, Inc. - eye surgery
       lasers and services                             191,900      2,026,944

REAL ESTATE INVESTMENT TRUSTS - 3.2%
     Fortress Investment Corporation, 144A -
       specialty real estate investments               107,625      1,816,172
     HealthCare Financial Partners REIT, Inc., 144A -
       healthcare-related
       real estate investments                         228,500      3,770,250
                                                                 ------------
                                                                    5,586,422
SERVICES - 26.1%
  BROADCASTING & CABLE TV - 0.7%
     <F1>Classic Communications, Inc. - rural market
       cable operator                                   34,100      1,246,781

  BUSINESS SERVICES - 9.3%
     <F1>Bell & Howell Company - imaging and
       information services and systems                 79,300      2,522,731
     <F1>ChoicePoint, Inc. - risk management services
       to the insurance industry                        56,200      2,325,275
     <F1>F.Y.I. Inc. - document management services     77,500      2,635,000
     <F1>Modis Professional Services, Inc. -
       information technology services                 167,040      2,380,320
     <F1>NCO Group, Inc. - accounts
       receivable management                           102,100      3,075,762
     Penton Media, Inc. - trade publications
       and trade shows                                 140,500      3,372,000
                                                                 ------------
                                                                   16,311,088
  PERSONAL SERVICES - 1.2%
     Regis Corporation - hair salon operator           106,250      2,005,469

                                                         SCHEDULE OF INVESTMENTS
                                                          ARTISAN SMALL CAP FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
SERVICES (CONTINUED)
  PRINTING & PUBLISHING - 0.8%
     <F1>Martha Stewart Living Omnimedia, Inc. -
       lifestyle publishing and merchandising           60,200     $1,444,800

  RECREATIONAL ACTIVITIES - 1.3%
     <F1>Steiner Leisure Limited - spa
       service provider                                137,159      2,288,841

  RESTAURANTS - 2.7%
     <F1>CEC Entertainment, Inc. - Chuck E. Cheese
       restaurants                                      85,500      2,426,062
     Morrison Management Specialists, Inc. -
       food service to healthcare institutions         108,500      2,339,531
                                                                 ------------
                                                                    4,765,593
  RETAIL (APPAREL) - 2.5%
     <F1>The Dress Barn, Inc. - women's
       clothing retailer                               116,600      1,938,475
     <F1>Men's Wearhouse, Inc. - men's
       fashion retailer                                 84,600      2,485,125
                                                                 ------------
                                                                    4,423,600
  RETAIL (SPECIALTY) - 4.1%
     Claire's Stores, Inc. - fashion
       accessories retailer                             99,570      2,227,879
     Haverty Furniture Companies, Inc. -
       home furnishings retailer                       160,200      2,022,525
     <F1>ShopKo Stores, Inc. - discount
       department stores                               122,630      2,820,490
                                                                 ------------
                                                                    7,070,894
  RETAIL (TECHNOLOGY) - 0.9%
     <F1>InterTAN, Inc. - electronics products
       and services retailer                            62,400      1,630,200

  SCHOOLS - 1.0%
     <F1>ITT Educational Services, Inc. -
       technical colleges                              112,000      1,729,000

  SECURITY SYSTEMS & SERVICES - 1.6%
     <F1>ITI Technologies, Inc. - wireless home
       security systems                                 94,700      2,841,000

TECHNOLOGY - 21.6%
  COMPUTER PERIPHERALS - 2.8%
     <F1>Apex, Inc. - switching systems for
       client/server computing                         100,700      3,247,575
     <F1>Pinnacle Systems, Inc. - video
       post-production tools                            40,300      1,639,706
                                                                 ------------
                                                                    4,887,281
  COMPUTER SERVICES - 2.4%
     <F1>Mastech Corporation - information technology
       services                                        108,000      2,673,000
     <F1>Technology Solutions Company - information
       technology services                              47,844      1,566,891
                                                                 ------------
                                                                    4,239,891
  ELECTRONIC INSTRUMENTS & CONTROLS - 2.5%
     <F1>Littelfuse, Inc. - circuit protection devices  92,100      2,234,864
     <F1>Plexus Corporation - contract manufacturer     47,200      2,076,800
                                                                 ------------
                                                                    4,311,664
  SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.8%
     <F1>Photronics, Inc. - photomasks for
       semiconductor manufacturing                      93,400      2,673,575
     <F1>Veeco Instruments, Inc. - process equipment
       for semiconductor and data storage manufacturing 48,200      2,256,363
                                                                    4,929,938
  SEMICONDUCTORS - 4.3%
     <F1>Actel Corporation - programmable logic
       devices for semiconductor manufacturing         101,900      2,445,600
     <F1>Galileo Technology Limited - digital
       semiconductor devices                           118,485      2,858,451
     <F1>International Rectifier Corporation -
       power semiconductor manufacturer                 83,670      2,175,420
                                                                 ------------
                                                                    7,479,471

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
TECHNOLOGY (CONTINUED)
  SOFTWARE & PROGRAMMING - 6.8%
     <F1>Aspect Communications Corporation -
       software-based customer interaction software     37,667     $1,473,721
     <F1>AVT Corporation - software-based
       computer-telephony solutions                     54,000      2,538,000
     <F1>Eclipsys Corporation - software-based
       decision support systems to hospitals            33,600        861,000
     <F1>Harbinger Corporation - software-based
       electronic commerce enabler                      76,500      2,433,656
     <F1>InfoCure Corporation - software-based
       physician practice management systems            85,300      2,660,294
     <F1>Systems & Computer Technology Corporation -
       enterprise software services                    100,800      1,638,000
     <F1>Verity, Inc. - software-based search and
       knowledge retrieval solutions                     8,100        344,756
                                                                 ------------
                                                                   11,949,427
TELECOMMUNICATIONS - 9.6%
  COMMUNICATIONS EQUIPMENT - 4.7%
     <F1>Com21, Inc. - cable broadband access products  75,900      1,703,006
     <F1>Digital Microwave Corporation -
       wireless broadband access products               85,024      1,992,750
     <F1>Paradyne Networks, Inc. - broadband network
       access products                                  61,200      1,667,700
     <F1>Tekelec - data network switching and
       diagnostic systems                              126,630      2,849,175
                                                                 ------------
                                                                    8,212,631
  COMMUNICATIONS SERVICES - 4.9%
     <F1>Alaska Communications Systems Group, Inc. -
       Alaska-based telecommunication service provider 200,100      2,476,238
     <F1>American Mobile Satellite Corporation -
       nationwide wireless data network                109,600      2,308,450
     <F1>Clearnet Communications, Inc. - wireless
       telecommunications services                      85,740      2,947,313
     <F1>Commonwealth Telephone Enterprises, Inc. -
       Pennsylvania-based telecommunications
       service provider                                 15,600        824,850
                                                                 ------------
                                                                    8,556,851
TRANSPORTATION - 1.4%
  AIRLINE - 1.4%
     SkyWest, Inc. - West Coast regional airline        86,600      2,424,800

UTILITIES - 1.4%
  NATURAL GAS UTILITIES - 1.4%
     Energen Corporation - Alabama-based natural
       gas utility and oil & gas exploration           133,600      2,413,150

TOTAL COMMON STOCKS (Cost $148,050,130)                           173,181,555

WARRANTS - 0.0%
     HealthCare Financial Partners REIT,
       expires 4/28/01 (Cost $0)                        91,400              -

SHORT TERM INVESTMENTS - 1.5%
  Repurchase agreement with State Street Bank
     and Trust Company, 2.5%, dated 12/31/99,
     due 1/3/2000, maturity value $2,688,560,           Par
     collateralized by $2,745,225 market value        Amount
     U.S. Treasury Bond, 8.75%, due 8/15/20          ---------
     (Cost $2,688,000)                              $2,688,000      2,688,000
                                                                 ------------

TOTAL INVESTMENTS - 100.4% (Cost $150,738,130)                    175,869,555

OTHER ASSETS LESS LIABILITIES - (0.4)%                              (792,046)
                                                                 ------------

TOTAL NET ASSETS - 100.0%<F2>                                    $175,077,509
                                                                 ============

  <F1> Non-income producing securities.
  <F2> Percentages for the various classifications relate to total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - December 31, 1999 (Unaudited)

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
COMMON AND PREFERRED STOCKS - 95.2%

AUSTRALIA - 2.4%
  <F1>Cable & Wireless Optus Limited -
     telecommunication services                      8,274,600    $27,650,284
  Colonial Limited - diversified
     financial services                              6,432,382     28,757,672
  <F1>LibertyOne Limited - internet
     content provider                               15,300,000     16,874,679
                                                                 ------------
                                                                   73,282,635
AUSTRIA - 0.2%
  Bank Austria AG - diversified financial services      80,000      4,512,926

BERMUDA - 2.3%
  <F1>Global Telesystems Group, Inc.<F2> -
     telecommunication services                      2,040,160     70,640,540

BRAZIL - 3.6%
  <F1>Celular CRT Participacoes S.A. -
     telecommunication services                     89,859,900     15,668,900
  Cia de Saneamento Basico de Estado de Sao Paulo -
     water and sewage utility                       53,890,000      6,327,190
  Cia Riograndense Telecomunicacoes - Preferred -
     telecommunication services                     63,204,900     19,592,994
  Empresa Brasileira Aeronautica S.A. -
     aircraft manufacturer                           1,941,000      8,756,795
  Telecomunicacoes Brasileiras S.A. (ADR) -
       telecommunication services                      267,500     34,373,750
  Telecomunicacoes de Sao Paulo S.A. (ADR) -
       telecommunication services                      474,000     11,583,375
  Telesp Celular Participacoes S.A. (ADR) -
       cellular telecommunication services             346,500     14,682,938
                                                                 ------------
                                                                  110,985,942
CANADA - 13.7%
  <F1>AT&T Canada, Inc.<F2> -
     telecommunication services                      2,376,400     95,650,100
  <F1>BCE Emergis, Inc. - information
     technology services                                77,500      4,160,894
  BCE, Inc. - telecommunication services               912,000     82,860,270
  <F1>Certicom Corporation - computer software         160,700      9,574,091
  <F1>Clearnet Communications, Inc. - Class A<F2> -
     cellular telecommunication services             1,540,500     52,954,688
  <F1>Cognos, Inc.<F2> - computer software             286,700     13,224,038
  <F1>Corus Entertainment, Inc. -
     Class B - multimedia                              939,850     19,207,187
  Nortel Networks Corporation<F2> -
     telecommunications equipment                      727,000     73,427,000
  Shaw Communications Inc. - Class B -
     cable television                                  774,500     25,566,280
  <F1>Telesystem International Wireless, Inc. -
     cellular telecommunication services             1,199,050     44,107,761
                                                                 ------------
                                                                  420,732,309
DENMARK - 0.0%<F3>
  NESA A/S - electric utility                            8,438        687,474

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
FINLAND - 4.3%
  <F1> Comptel Oyj - communications software            24,200     $1,702,550
  Helsingin Puhelin Oyj - telecommunication services 239,200 19,927,229 Nokia Corporation (ADR) -
     telecommunication equipment                       200,800     38,152,000
  PMJ Automec Oyj - electronic components              118,850      1,397,173
  Sonera Group Oyj  - telecommunication services       634,200     43,474,501
  Tietoenator Oyj - information technology services    438,900     27,411,796
                                                                 ------------
                                                                  132,065,249
FRANCE - 5.6%
  Axa - multi-line insurance                            80,000     11,153,375
  Bouygues SA - building and construction               68,500     43,541,177
  Groupe Danone - food and beverage producer            77,200     18,197,569
  Hachette Filipacchi Medias - publishing
     and periodicals                                   195,319     12,395,535
  Havas Advertising S.A. - advertising                  99,094     42,224,834
  Suez-Lyonnaise des Eaux S.A. - building
     and construction                                   79,500     12,741,411
  Unilog SA - information technology services          283,800     30,961,435
                                                                 ------------
                                                                  171,215,336
GERMANY - 5.6%
<F1> 1&1 Aktiengesellschaft & Co. -
     advertising services                              114,691     17,099,022
  Deutsche Bank AG - money center bank                 209,000     17,653,450
<F1> LHS Group, Inc.<F2> - communications software     103,500      2,542,219
  Mannesmann AG - machinery/general industry           361,200     87,143,197
  Marseille-Kliniken AG - healthcare services          144,457      1,586,154
<F1> PrimaCom AG - cable television                    150,500      9,126,688
  ProSieben Media AG - television content              136,700      7,945,561
  SAP AG-Vorzug - enterprise software & services        12,000      7,228,741
<F1> Software AG - enterprise software & services      346,407     21,111,654
                                                                 ------------
                                                                  171,436,686
HONG KONG - 2.3%
  <F1>China Telecom (Hong Kong) Limited - cellular
     telecommunication services                      9,417,100     58,754,661
  <F1>Founder Hong Kong Limited - computer-
     integrated systems and software applications   10,162,900     12,420,087
                                                                 ------------
                                                                   71,174,748
IRELAND - 0.3%
  Bank of Ireland - commercial bank                    976,600      7,771,843

ITALY - 10.0%
  Autogrill SPA - restaurants                        1,923,000     24,214,167
  Autostrade Concessioni e Construzioni Autostrade
     SPA, Roma - transportation services             2,226,700     15,163,122
  BIPOP Carire SPA - financial services                680,800     60,247,848
  Class Editori SPA - publishing                       851,900     14,846,188
  <F1>Finmatica SPA - enterprise software/services   1,082,100     34,336,670
  Gucci Group NV<F2> - apparel manufacturer            333,200     38,151,400
  <F1>Olivetti SPA - telecommunication services      8,707,500     25,218,053
  Telecom Italia Mobile SPA - cellular
     telecommunication services                      5,674,000     63,387,133
  Unicredito Italiano SPA - commercial bank          6,000,000     29,495,197
                                                                 ------------
                                                                  305,059,778


                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
JAPAN - 15.4%
  Asatsu-DK Inc. - advertising agencies                354,500    $23,940,981
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals 770,300 11,949,942 Daiwa Securities Group, Inc. -
     brokerage/investment banking                      672,800     10,529,580
  Fujitsu Limited - computer manufacturer/information
     technology services                               852,500     38,882,745
  ISB Corporation - software                             1,000         33,278
  KDD Corporation - telecommunication services         213,250     29,554,860
  NEC Corporation - electronic
     manufacturer/information technology services 1,071,100 25,527,342 Nihon Unisys, Ltd. - computer integrated
     services/information technology services          330,600     11,389,958
  Nippon Telegraph & Telephone Corporation -
     integrated telephone services                       3,398     58,202,018
  Nippon Television Network Corporation -
     television broadcasting                             9,160     10,758,540
  NTT Mobile Communications Network, Inc. -
     cellular telecommunication services                 1,479     56,890,184
  Promise Co. Ltd. - consumer finance                  498,700     25,381,619
  Takefuji Corporation - consumer finance              232,200     29,067,613
  Tokyo Broadcasting System, Inc. -
     television broadcasting                           910,000     30,817,266
  Toyo Information Systems Co., Ltd. - information
     technology services                               284,000     20,013,703
  Trans Cosmos, Inc. - outsourcing/information
     technology services                               209,300     89,316,632
                                                                 ------------
                                                                  472,256,261
KOREA - 0.3%
  SK Telecom Co. Ltd. (ADR) - cellular
     telecommunication services                        265,328     10,181,962

MEXICO - 1.2%
  <F1>Cifra S.A. de C.V. Series V -
     department stores                              11,055,000     22,168,338
  <F1>Grupo Financiero Inbursa S.A. de C.V. -
     Class O - brokerage, insurance and
     financial services                              1,826,489      7,479,448
  <F1>Seguros Comercial America - Class B -
     multi-line insurance                              927,500      3,475,066
  Sigma Alimentos S.A. - Class B - food producer     1,270,077      2,680,901
                                                                 ------------
                                                                   35,803,753
NETHERLANDS - 7.8%
  ASR Verzekeringsgroep N.V. - multi-line
     insurance company                                 140,000      8,913,029
  Athlon Groep NV  - automobile leasing                325,025      7,055,768
  Koninklijke KPN NV  - telecommunications services    613,807     59,915,038
  <F1>MIH Ltd.<F2> - cable & satellite television      589,800     34,798,200
  <F1>UnitedGlobalCom, Inc.<F2> - cable television     943,000     66,599,375
  <F1>Versatel Telecom International NV -
     telecommunication services                        937,300     33,046,608
  VNU NV - publishing-newspapers                       563,100     29,598,509
                                                                 ------------
                                                                  239,926,527
NEW ZEALAND - 0.3%
  Contact Energy Limited - electric utility          4,231,500      7,406,710

NORWAY - 0.2%
  P4 Radio Hele Norge ASA - radio stations           1,139,600      5,834,980

PORTUGAL  - 0.1%
  <F1>PT Multimedia - Servicos de Telecomunicacoes e
     Multimedia, S.A. - internet service provider       60,200      3,424,479

SINGAPORE - 2.0%
  DBS Group Holdings Limited - money center banks 2,402,807 39,385,548 Oversea Chinese Banking Corporation Ltd. -
     money center banks                              2,525,750     23,202,627
                                                                 ------------
                                                                   62,588,175

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
SPAIN - 1.1%
  Argentaria, Caja Postal y Banco Hipotecario de
     Espana S.A. - commercial bank                     592,000    $13,912,868
  Banco Santander Central Hispano, S.A. -
     money center bank                               1,669,000     18,897,436
                                                                 ------------
                                                                   32,810,304
SWEDEN - 3.3%
  Alfaskop AB - information technology services        187,900      2,550,529
  <F1>Connecta AB - information technology services    156,000      5,316,723
  <F1>Information Highway AB - information
     technology services                               189,050     31,326,889
  Pharmacia & Upjohn, Inc.<F2> - pharmaceuticals       295,000     13,275,000
  Telefonaktiebolaget LM Ericsson - Class B (ADR)-
  telecommunications equipment                         758,650     49,833,822
                                                                 ------------
                                                                  102,302,963
SWITZERLAND - 2.6%
  ABB Limited - engineering services                   311,354     38,080,884
  <F1>Geberit International AG - building and
     construction products                              41,959     14,361,399
  Julius Baer Holding AG - Class B - commercial bank     9,314     28,135,615
                                                                 ------------
                                                                   80,577,898
UNITED KINGDOM - 10.6%
  Carlton Communications PLC - television content    2,750,400     26,789,610
  <F1>Colt Telecom Group PLC -
     telecommunication services                      1,341,800     69,270,416
  <F1>Easynet Group PLC - internet service provider    593,400     16,534,454
  <F1>Energis PLC - telecommunication services         355,959     17,105,673
  Granada Group PLC - television content               890,000      8,985,107
  Pearson PLC - publisher                              675,000     21,970,101
  Railtrack Group PLC - rail transportation            964,000     16,194,353
  Reckitt & Colman PLC - household products          1,679,000     15,892,841
  Saatchi & Saatchi PLC -
     advertising/media services                      4,485,100     26,878,143
  Schroders PLC - international merchant
     banking group                                     938,000     18,878,788
  Stagecoach Holdings PLC - transportation services  9,751,000     25,043,758
  <F1>Telewest Communications PLC -
     cable television                                5,171,304     27,440,288
  <F1>Thus PLC - telecommunication services          1,718,000     10,850,585
  WPP Group PLC - advertising agency                 1,465,000     22,954,222
                                                                 ------------
                                                                  324,788,339

  TOTAL COMMON AND PREFERRED STOCKS (Cost $1,858,866,262)       2,917,467,817

SHORT TERM INVESTMENTS - 4.2%
  Repurchase agreement with State Street Bank
     and Trust Company, 2.5%, dated 12/31/99,
     due 1/3/2000, maturity value $129,660,007,        Par
     collateralized by $132,231,450 market value     Amount
     U.S. Treasury Bond, 8.750%, due 8/15/2020      --------
     (Cost $129,633,000)                          $129,633,000    129,633,000
                                                                 ------------

  TOTAL INVESTMENTS - 99.4% (Cost $1,988,499,262)               3,047,100,817

  OTHER ASSETS LESS LIABILITIES - 0.6%                             19,671,291
                                                                 ------------

  TOTAL NET ASSETS - 100.0%<F4>                                $3,066,772,108
                                                               ==============

  <F1> Non-income producing security.
  <F2> Principally traded in the United States.
  <F3> Represents less than 0.1% of net assets.
  <F4> Percentages for the various classifications relate to total net assets.
       (ADR) American Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - December 31, 1999 (Unaudited)

                                                  MARKET VALUE      PERCENTAGE
                                                  ------------      ----------

  Consumer Cyclical                               $568,381,185          18.5%
  Consumer Non-Cyclical                             83,596,110           2.7%
  Diversified                                        8,985,106           0.3%
  Financial                                        386,851,551          12.7%
  Industrial                                       279,193,816           9.1%
  Technology                                       385,656,856          12.6%
  Telecommunications
     (Equipment and Services)                      842,213,313          27.5%
  Utilities                                        362,589,880          11.8%
                                                --------------        -------
  TOTAL COMMON AND PREFERRED STOCKS              2,917,467,817          95.2%
  Total short-term investments                     129,633,000           4.2%
                                                --------------        -------
  TOTAL INVESTMENTS                              3,047,100,817          99.4%
  OTHER ASSETS LESS LIABILITIES                     19,671,291           0.6%
                                                --------------        -------
  TOTAL NET ASSETS                              $3,066,772,108         100.0%
                                                ==============        =======

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ARTISAN
MID CAP FUND

Schedule of Investments - December 31, 1999 (Unaudited)

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
COMMON STOCKS - 95.2%

BASIC MATERIALS - 7.4%
  CHEMICAL MANUFACTURING - 2.4%
     Minerals Technologies, Inc. - specialty
       chemicals for paper industry                     32,000   $  1,282,000
     <F1> Symyx Technologies, Inc. -
       chemical development                             37,000      1,110,000
                                                                 ------------
                                                                    2,392,000
  CHEMICALS - PLASTICS & RUBBER - 1.6%
     Rohm & Haas Company - specialty chemicals          37,500      1,525,781

  CONTAINERS & PACKAGING - 1.3%
     Sealed-Air Corporation - specialty packaging       24,000      1,243,500

  MISCELLANEOUS FABRICATED PRODUCTS - 2.1%
     <F1>UCAR International Inc. - carbon graphite
       manufacturer for steel industry                  63,500      1,131,094
     W.W. Grainger, Inc. - distributor of
       industrial supplies                              19,200        918,000
                                                                 ------------
                                                                    2,049,094
CAPITAL GOODS - 11.6%
  CONSTRUCTION SERVICES - 1.0%
     <F1>Quanta Services, Inc. - installation and
       repair of telecommunication and utility lines    35,000        988,750

  MISCELLANEOUS CAPITAL GOODS - 9.4%
     <F1>American Power Conversion Corporation -
       uninterruptible power supplies                   61,500      1,622,063
     <F1>Mettler-Toledo International, Inc. -
       precision weighing instruments                   70,000      2,673,125
     Millipore Corporation - commercial
       filtration equipment                             55,500      2,143,687
     Symbol Technologies, Inc. - manufacturer and
       marketer of scanning products                    15,500        985,219
     <F1>Zebra Technologies Corporation - thermal
       bar code printer manufacturer                    31,000      1,813,500
                                                                 ------------
                                                                    9,237,594
  SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.2%
     <F1>Varian, Inc. - scientific instruments
       and equipment                                    52,500      1,181,250

CONSUMER CYCLICAL - 2.6%
  APPLIANCE & TOOL - 1.0%
     Danaher Corporation - industrial tools and
       process/environmental controls                   20,300        979,475

  AUTO & TRUCK PARTS - 1.6%
     SPX Corporation - diversified industrial and
       electrical products and services                 18,800      1,519,275

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
CONSUMER NON-CYCLICAL - 1.0%
  OFFICE SUPPLIES - 1.0%
     <F1>United Stationers, Inc. - business
       products wholesaler                              36,000     $1,028,250

ENERGY - 7.5%
  OIL & GAS OPERATIONS - 4.9%
     <F1>Devon Energy Corporation - natural gas
       and exploration company                          43,000      1,413,625
     <F1>Dynegy, Inc. - independent power producer
       and energy marketer                             140,000      3,403,750
                                                                 ------------
                                                                    4,817,375
  OIL WELL SERVICES & EQUIPMENT - 2.6%
     <F1>Nabors Industries, Inc. - contract land
       drilling services                                40,500      1,252,969
     <F1>Weatherford International, Inc.- diversified
       energy services                                  31,500      1,258,031
                                                                 ------------
                                                                    2,511,000
FINANCIAL - 4.0%
  INSURANCE (LIFE) - 1.0%
     <F1>ReliaStar Financial Corporation - insurance
       and annuity provider                             24,000        940,500

  INVESTMENT SERVICES - 0.9%
     Neuberger Berman, Inc. - investment management     37,000        920,375

  REGIONAL BANKS - 0.9%
     Zion Bancorporation - Western United States
       regional bank                                    15,500        917,406

  S&LS/SAVINGS BANKS - 1.2%
     Charter One Financial, Inc. - savings and loan     59,545      1,138,798

HEALTHCARE - 1.7%
  MEDICAL EQUIPMENT & SUPPLIES - 1.7%
     <F1>Sybron International Corporation - dental
       supplies manufacturer                            66,000      1,629,375

REAL ESTATE INVESTMENT TRUSTS - 0.2%
  HealthCare Financial Partners REIT, Inc., 144A -
     healthcare-related real estate investments         10,500        173,250

SERVICES (BUSINESS SERVICES) - 4.0%
  BUSINESS SERVICES - 2.5%
     <F1>Internet.com Corporation - content portal
       focused on IT professionals                      16,000        836,000
     Manpower, Inc. - U.S. and European temporary
       staffing firm                                    43,000      1,617,875
                                                                 ------------
                                                                    2,453,875
  COMPUTER SERVICES - 0.9%
     Shared Medical Systems Corporation - computer
       services for the healthcare industry             18,000        916,875

  COMMUNICATION SERVICES - 0.6%
     <F1>IXnet, Inc. - communication systems for the
       financial industry                               19,500        587,438

SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
SERVICES (CONSUMER SERVICES) - 9.2%
  BROADCASTING & CABLE TV - 5.1%
     <F1>Adelphia Communications Corporation - cable
       television operator                              30,522     $2,003,006
     <F1>Liberty Media, Class A - cable
       television programming                           33,000      1,872,750
     <F1>Radio One, Inc. - urban music programming      11,900      1,094,800
                                                                 ------------
                                                                    4,970,556
  MOTION PICTURES - 1.2%
     <F1>IMAX Corporation - developer of specialty
       movies and theaters                              43,000      1,177,125

  PRINTING & PUBLISHING - 0.8%
     <F1>Primedia, Inc. - niche magazines and
       trade journals                                   49,000        808,500

  RETAIL (DEPARTMENT & DISCOUNT) - 1.1%
     <F1>Tuesday Morning Corporation -
       specialty retailer                               59,500      1,097,031

  RETAIL (TECHNOLOGY) - 1.0%
     <F1>InterTAN, Inc. - electronics retailer          35,900        937,888

TECHNOLOGY - 30.9%
  COMMUNICATIONS EQUIPMENT - 5.8%
     <F1>Polycom, Inc. - teleconferencing products      47,900      3,050,631
     <F1>PowerWave Technologies, Inc. - power
       amplifiers for wireless communications           46,000      2,685,250
                                                                 ------------
                                                                    5,735,881
  COMPUTER NETWORKS - 0.7%
     <F1>Netscout Systems, Inc. - telecommunication
       network monitoring software                      22,400        694,400

  COMPUTER PERIPHERALS - 1.0%
     <F1>National Instruments Corporation - software
       for industrial automation                        24,500        937,125

  COMPUTER SERVICES - 3.5%
     <F1>Exodus Communications, Inc. - web
       hosting services                                  8,400        746,025
     <F1>Fiserv, Inc. - administrative processing
       for financial institutions                       26,000        996,125
     <F1>Network Solutions, Inc. - domain registrar
       for internet sites                                4,600      1,000,788
     <F1>SunGard Data Systems, Inc. - recordkeeping
       software and systems for investment management   29,000        688,750
                                                                 ------------
                                                                    3,431,688
  COMPUTER STORAGE DEVICES - 1.0%
     <F1>SanDisk Corporation - flash memory data
       storage manufacturer                             10,500      1,010,625

  SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.9%
     <F1>Cognex Corporation - supplier of machine
       vision equipment                                  4,700      1,833,000

  SEMICONDUCTORS - 3.2%
     <F1>National Semiconductor Corporation -
       semiconductor designer and manufacturer          45,900      1,965,094
     <F1>SDL, Inc. - manufacturer of semiconductor
       lasers, fiber optic related products and
       optoelectric systems                              5,200      1,133,600
                                                                 ------------
                                                                    3,098,694


                                                         SCHEDULE OF INVESTMENTS
                                                            ARTISAN MID CAP FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
TECHNOLOGY (CONTINUED)
  SOFTWARE & PROGRAMMING - 13.8%
     <F1>Amdocs Ltd. - billing systems for wireless
       and wireline operators                           33,500   $  1,155,750
     <F1>Cadence Design Systems, Inc. - electronic
       design automation provider                       50,500      1,212,000
     <F1>Electronics for Imaging, Inc. - products
       for digital color printing                       43,500      2,528,436
     <F1>Entrust Technologies, Inc. - electronic
       security products and services                   28,500      1,708,219
     <F1>InterVu, Inc. - network for streaming
       audio/video delivery                             19,000      1,995,000
     <F1>J.D. Edwards & Company - enterprise resource
       planning (ERP) software solutions                53,000      1,583,375
     <F1>Symantec Corporation - utility software for
       businesses and PCs                               21,000      1,231,125
     <F1>Transaction Systems Architects, Inc. -
       develops, markets, installs and supports
       software for e-commerce                          35,000        980,000
     <F1>Visual Networks, Inc. - wide area network
       (WAN) management systems                         14,500      1,149,125
                                                                 ------------
                                                                   13,543,030
TELECOMMUNICATIONS - 11.1%
  COMMUNICATIONS SERVICES - 11.1%
     <F1>Citizens Utilities Company - local wireline
       telephone operator                              136,000      1,929,500
     <F1>Clearnet Communications, Inc. -
       telecommunication services                       31,000      1,065,625
     <F1>Covad Communications Group, Inc. -
       telecommunication services                       45,000      2,517,188
     <F1>Microcell Telecommunications, Inc. - Canadian
       personal communications services                 38,000      1,249,250
     <F1>Omnipoint Corporation -
       telecommunication services                       22,500      2,714,063
     <F1>Western Wireless Corporation -
       telecommunication services                       21,000      1,401,750
                                                                 ------------
                                                                   10,877,376
UTILITIES - 4.0%
  ELECTRIC UTILITIES - 1.3%
     <F1>Calpine Corporation - power
       generation facilities                            20,500      1,312,000

  NATURAL GAS UTILITIES - 2.7%
     Kinder Morgan, Inc. - integrated energy
       services provider                               128,000      2,584,000

TOTAL COMMON STOCKS (COST $73,067,403)                             93,200,155

WARRANTS - 0.0%
  HealthCare Financial Partners REIT,
       expires 4/28/01 - (Cost $0)                       4,200              -

SHORT TERM INVESTMENTS - 4.1%
  Repurchase agreement with State Street Bank and
     Trust Company, 2.5%, dated 12/31/99,
     due 01/03/2000, maturity value $4,061,846,         Par
     collateralized by $4,146,250 market value        Amount
     U.S. Treasury Bond 7.125%, due 12/15/2023,       -------
     (Cost $4,061,000)                              $4,061,000      4,061,000
                                                                 ------------

TOTAL INVESTMENTS - 99.3% (Cost $77,128,403)                       97,261,155

OTHER ASSETS LESS LIABILITIES - 0.7%                                  716,599
                                                                 ------------

TOTAL NET ASSETS - 100.0%<F2>                                     $97,977,754
                                                                 ============

  <F1> Non-income producing securities.
  <F2> Percentages for the various classifications relate to total net assets.

SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
SMALL CAP VALUE FUND

Schedule of Investments - December 31, 1999 (Unaudited)

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
COMMON STOCKS - 89.7%

BASIC MATERIALS - 16.8%
  CHEMICAL MANUFACTURING - 1.2%
     <F1>American Pacific Corporation - specialty
       chemicals for aerospace and defense             124,100     $1,054,850
     <F1>CFC International, Inc. - specialty
       chemical coatings                               100,100        613,113
     Terra Industries, Inc. - agricultural chemicals    53,000         86,125
                                                                 ------------
                                                                    1,754,088
  CONTAINERS & PACKAGING - 1.5%
     Greif Brothers Corporation, Class A - shipping
       containers and packaging manufacturer            71,700      2,133,075

  FABRICATED PLASTIC & RUBBER - 2.0%
     Carlisle Companies, Inc.  - diversified
       manufacturer of durable products                 65,300      2,350,800
     <F1>Gundle SLT/Environmental, Inc. - landfill
       lining systems                                  137,900        482,650
                                                                 ------------
                                                                    2,833,450
  IRON & STEEL - 4.8%
     AK Steel Holding Corporation - flat rolled
       carbon steel manufacturer                        80,400      1,517,550
     Intermet Corporation - iron and aluminum          199,200      2,315,700
     LTV Corporation - integrated steel manufacturer   195,100        804,787
     Roanoke Electric Steel Corporation -
       fabricated steel products                        60,700        986,375
     Schnitzer Steel Industries, Inc., Class A -
       steel scrap processor and minimill operation     63,000      1,197,000
                                                                 ------------
                                                                    6,821,412
  METAL MINING - 1.9%
     Cleveland Cliffs, Inc. - iron ore supplier         87,200      2,714,100

  MISCELLANEOUS FABRICATED PRODUCTS - 5.4%
     <F1>Barnett, Inc. - distributor of plumbing,
       electrical and hardware products                153,300      1,590,488
     Kaydon Corp. - custom-engineered
       industrial products                              66,000      1,769,625
     <F1>L.B. Foster Company, Class A - rail and
       construction supplies manufacturer              189,700        924,787
     <F1>Mueller Industries, Inc. - plumbing
       products manufacturer                            94,800      3,436,500
                                                                 ------------
                                                                    7,721,400

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
CAPITAL GOODS - 14.2%
  CONSTRUCTION - SUPPLIES & FIXTURES - 1.0%
     Insteel Industries, Inc. - steel wire
       products manufacturer                           159,800     $1,448,188

  CONSTRUCTION - RAW MATERIALS - 1.0%
     Centex Construction Products, Inc. - cement and
       gypsum wallboard manufacturer                    36,300      1,415,700

  CONSTRUCTION SERVICES - 3.4%
     Chicago Bridge And Iron Company - engineering
       and construction                                  1,400         19,250
     <F1>EMCOR Group, Inc. - mechanical and
       electrical contractor                           147,600      2,693,700
     <F1>Jacobs Engineering Group, Inc. - engineering
       and construction                                 65,500      2,128,750
                                                                 ------------
                                                                    4,841,700
  MISCELLANEOUS CAPITAL GOODS - 7.6%
     Gleason Corporation - gear manufacturing
       equipment producer                              178,700      4,154,775
     Lincoln Electric Holdings, Inc. -
       welding products                                121,000      2,495,625
     Regal Beloit Corporation - electrical
       equipment manufacturer                          126,100      2,600,812
     Smith Investment Company - multi-industry
       holding company                                  15,600        733,200
     Thomas Industries, Inc. - compressor and vacuum
       pump manufacturer                                30,400        621,300
     Twin Disc, Inc. - heavy-duty power transmission
       equipment manufacturer                           25,500        302,813
                                                                 ------------
                                                                   10,908,525

  MOBILE HOMES & RV'S - 1.2%
     <F1>Champion Enterprises, Inc. -
       manufactured housing                            117,700      1,007,806
     Fleetwood Enterprises, Inc. - manufactured
       housing and recreational vehicle manufacturer    34,200        705,375
                                                                 ------------
                                                                    1,713,181
CONSUMER CYCLICAL - 13.7%
  APPAREL/ACCESSORIES - 1.5%
     <F1>Delta Woodside Industries, Inc. - apparel
       and textiles manufacturer                        59,600        111,750
     Guilford Mills, Inc. - knit textile
       fabrics producer                                177,200      1,284,700
     Velcro Industries N.V. - manufacturer of Velcro
       brand fasteners                                  65,100        785,269
                                                                 ------------
                                                                    2,181,719
  AUTO & TRUCK PARTS - 4.7%
     Borg-Warner Automotive, Inc. - automotive power
       train systems and components                     51,000      2,065,500
     CLARCOR, Inc. - filtration products               114,300      2,057,400
     Modine Manufacturing Company - heat
       exchanger systems                               105,100      2,627,500
                                                                 ------------
                                                                    6,750,400
  FOOTWEAR - 2.0%
     Justin Industries, Inc. - western wear and
       building products                               141,000      2,097,375
     <F1>R.G. Barry Corporation - specialized comfort
       footwear manufacturer                           198,500        781,594
                                                                 ------------
                                                                    2,878,969
  FURNITURE & FIXTURES - 1.6%
     <F1>Chromcraft Revington, Inc. - manufacturer of
       residential and commerical furniture             39,000        409,500
     Kimball International, Inc. - diversified
       furniture manufacturer                          113,600      1,874,400
                                                                 ------------
                                                                    2,283,900
  JEWELRY & SILVERWARE - 2.5%
     Jostens, Inc. - manufacturer of
       recognition products                            144,400      3,510,725

  RECREATIONAL PRODUCTS - 1.4%
     Arctic Cat, Inc. - snowmobile and all-terrain
       vehicle manufacturer                            203,100      2,031,000

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
CONSUMER NON-CYCLICAL - 1.5%
  FOOD PROCESSING - 1.0%
     <F1>Ralcorp Holdings, Inc. - manufacturer of
       private label food products                      70,800     $1,411,575

  TOBACCO - 0.5%
     <F1>M&F Worldwide Corporation -
       flavorings producer                             146,700        742,669

ENERGY - 5.2%
  OIL & GAS OPERATIONS - 5.2%
     Cabot Oil & Gas Corporation, Class A - natural
       gas exploration/production                      120,400      1,933,925
     <F1>Forest Oil Corporation - oil and natural
       gas exploration/production                      141,317      1,863,618
     <F1>Prima Energy Corporation - oil and natural
       gas exploration/production                        5,700        137,156
     <F1>Santa Fe Snyder - oil and natural gas
       exploration/production                          279,700      2,237,600
     <F1>Tom Brown, Inc. - oil and natural
       gas exploration                                  99,700      1,333,487
                                                                 ------------
                                                                    7,505,786
FINANCIAL - 17.2%
  CONSUMER FINANCIAL SERVICES - 1.8%
     White Mountains Insurance Group, Inc. - insurance
       and mortgage banking                             21,700      2,614,850

  INSURANCE (LIFE) - 2.8%
     Annuity and Life Re (Holdings) - life and
       annuity reinsurance                             102,100      2,667,362
     Scottish Annuity & Life Holdings - life and
       annuity reinsurance                             162,300      1,328,831
                                                                 ------------
                                                                    3,996,193
  INSURANCE (MISCELLANEOUS) - 2.1%
     Hilb, Rogal & Hamilton Company -
       insurance broker                                107,100      3,025,575

  INSURANCE (PROPERTY & CASUALTY) - 6.0%
     <F1>Acceptance Insurance Companies -
       crop insurance                                  124,200        721,912
     Chicago Title Corporation - property
       title insurer                                    10,800        499,500
     First American Financial Corporation - property
       title insurer                                    54,300        675,356
     IPC Holdings, Ltd. - catastrophe reinsurer         64,100        953,488
     Merchants Group, Inc. - property and
       casualty insurance                               23,800        464,100
     <F1>PICO Holdings, Inc. - property and
       casualty insurance                               92,500      1,138,906
     <F1>Risk Capital Holdings, Inc. - reinsurance
       products and services                           114,900      1,450,612
     Stewart Information Services Corporation -
       property title insurer                          199,400      2,654,513
                                                                 ------------
                                                                    8,558,387
  INVESTMENT SERVICES - 1.2%
     John Nuveen Company - investment
       management services                              46,600      1,680,513

  MISCELLANEOUS FINANCIAL SERVICES - 1.5%
     Capital Southwest Corporation - closed-end
       venture capital investment company               26,500      1,586,688
     <F1>Enstar Group, Inc. - financial services
       holding company                                  40,500        531,562
                                                                 ------------
                                                                    2,118,250
  S&LS/SAVINGS BANKS - 1.8%
     John Hancock Bank & Thrift Opportunity -
       closed-end investment company                   265,900      2,243,531
     The Somerset Group, Inc. - investment services     20,900        397,100
                                                                 ------------
                                                                    2,640,631

                                                         SCHEDULE OF INVESTMENTS
                                                    ARTISAN SMALL CAP VALUE FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
HEALTHCARE - 0.3%
  HEALTHCARE FACILITIES - 0.3%
     <F1>National Dentex Corp. - dental
       laboratory operator                              28,000       $469,000

REAL ESTATE INVESTMENT TRUSTS - 1.3%
     Asset Investors Corporation - manufactured
       housing communities                              86,800        965,650
     Fortress Investment Corporation, 144A -
       specialty real estate investments                17,300        291,938
     HealthCare Financial Partners REIT, 144A -
       healthcare related real estate investments       36,000        594,000
                                                                 ------------
                                                                    1,851,588
SERVICES (BUSINESS SERVICES) - 4.0%
  BUSINESS SERVICES - 2.9%
     <F1>Craig Corporation, Class A Preference - movie
       theatre owner/operator                           81,200        507,500
     Duff & Phelps Credit Rating Company - credit
       rating agency                                    13,800      1,227,337
     Midas, Inc. - automotive repair services          111,000      2,428,125
                                                                 ------------
                                                                    4,162,962
  WASTE MANAGEMENT SERVICES - 1.1%
     <F1>Harding Lawson Associates Group -
       environmental and engineering consultants       102,300        792,825
     Sevenson Environmental Services, Inc. -
       hazardous waste remediation                      76,000        722,000
                                                                 ------------
                                                                    1,514,825
SERVICES (CONSUMER SERVICES) - 4.7%
  ADVERTISING - 4.2%
     <F1>ADVO, Inc. - direct mail marketing services   117,700      2,795,375
       Grey Advertising, Inc. - advertising agency       8,021      3,208,400
                                                                 ------------
                                                                    6,003,775
  BROADCASTING & CABLE TV - 0.1%
     <F1>Ascent Entertainment Group, Inc. -
       pay-per-view entertainment services               8,900        112,919

  PRINTING & PUBLISHING - 0.3%
     Courier Corporation - book manufacturer            19,100        453,625

  RETAIL (APPAREL) - 0.1%
     <F1>Footstar, Inc. - athletic and casual
       footwear retailer                                 5,900        179,950

TECHNOLOGY - 8.7%
  COMPUTER PERIPHERALS - 0.4%
     Astro-Med Inc. - medical instrumentation/
       specialty printers                               96,800        592,900

  COMPUTER SERVICES - 0.9%
     <F1>Mastech Corp.  - information
       technology services                              49,000      1,212,750

  ELECTRONIC INSTRUMENTS & CONTROLS - 3.4%
     <F1>Genlyte Group, Inc. - commercial,
       industrial and residential lighting             181,200      3,873,150
     <F1>Powell Industries, Inc. - electrical
       equipment manufacturer                          144,800        995,500
                                                                 ------------
                                                                    4,868,650
  SCIENTIFIC & TECHNICAL INSTRUMENTS - 0.6%
     <F1>Moore Products Company - measurement and
       control instruments                              20,100        801,488

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                       SHARES         MARKET
                                                        HELD          VALUE
                                                       -------       -------
TECHNOLOGY (CONTINUED)
  SEMICONDUCTORS - 2.1%
     <F1>FSI International, Inc. - semiconductor
       equipment manufacturer                          131,800     $1,515,700
     <F1>Silicon Valley Group, Inc. - semiconductor
       equipment manufacturer                           84,900      1,506,975
                                                                    3,022,675
  SOFTWARE & PROGRAMMING - 1.3%
     <F1>Complete Business Solutions, Inc. -
       information technology services                  60,400      1,517,550
     <F1>Intelligent Systems Corporation - software
       and healthcare services                          95,300        381,200
                                                                 ------------
                                                                    1,898,750

TRANSPORTATION - 1.0%
  MISCELLANEOUS TRANSPORTATION - 0.9%
     <F1>Aviall, Inc. - aviation parts distributor     153,530      1,257,027

  TRUCKING - 0.1%
     Arnold Industries, Inc. - trucking services        14,100        198,281

UTILITIES - 1.1%
  NATURAL GAS UTILITIES - 1.1%
     UGI Corp. - distributor of natural gas,
       electricity and propane                          73,900      1,510,331

TOTAL COMMON STOCKS (Cost $129,325,609)                           128,347,457

WARRANTS - 0.0%
  HealthCare Financial Partners REIT, expires 4/28/01
     (Cost $0)                                          14,400              -


SHORT TERM INVESTMENTS - 10.2%
  Repurchase agreement with State Street Bank and
     Trust Company, 2.5%, dated 12/31/1999,
     due 1/3/2000, maturity value $14,662,054,         Par
     collateralized by $14,958,338 market value      Amount
     U.S. Treasury Bond, 12% due 08/15/2013          -------
     (Cost $14,659,000)                            $14,659,000     14,659,000
                                                                 ------------

  TOTAL INVESTMENTS - 99.9% (Cost $143,984,609)                   143,006,457

  OTHER ASSETS LESS LIABILITIES - 0.1%                                112,349
                                                                 ------------

  TOTAL NET ASSETS - 100.0%<F2>                                  $143,118,806
                                                                 ============

 <F1> Non-income producing securities.
 <F2> Percentages for the various classifications relate to total net assets.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                    ARTISAN SMALL CAP VALUE FUND

ARTISAN FUNDS, INC.
Statements of Assets and Liabilities - December 31, 1999 (Unaudited)

                                                      SMALL CAP         INTERNATIONAL          MID CAP            SMALL CAP
                                                         FUND                FUND                FUND             VALUE FUND
                                                     ------------        ------------        ------------        ------------
ASSETS:
Investments in securities, at value                  $175,869,555      $3,047,100,817         $97,261,155        $143,006,457
Cash                                                          251                 186                 742                 820
Receivable from investments sold                                -          17,282,394             549,564                   -
Receivable from forward currency contracts                      -          29,167,930                   -                   -
Receivable from fund shares sold                          112,255          20,917,726             286,678             467,321
Interest receivable                                           187               9,002                 282               1,018
Dividends receivable                                       31,323           2,141,165               9,750             117,474
Organizational costs                                        3,363               7,320              14,181              19,454
Other assets                                                    -               2,005                   -               1,870
                                                     ------------        ------------        ------------        ------------
TOTAL ASSETS                                          176,016,934       3,116,628,545          98,122,352         143,614,414

LIABILITIES:
Payable for investments purchased                         676,701          18,784,977              50,400                   -
Payable for forward currency contracts                          -          29,150,385                   -                   -
Payable for fund shares redeemed                          100,277             473,790               1,111             362,793
Payable for organizational costs                            3,363               7,320              14,181              19,454
Payable for operating expenses                            159,084           1,287,970              78,906             113,361
Other liabilities                                               -             151,995                   -                   -
                                                     ------------        ------------        ------------        ------------
TOTAL LIABILITIES                                         939,425          49,856,437             144,598             495,608
                                                     ------------        ------------        ------------        ------------
TOTAL NET ASSETS                                     $175,077,509      $3,066,772,108         $97,977,754        $143,118,806
                                                     ============      ==============        ============        ============
NET ASSETS CONSIST OF:
Fund shares issued and outstanding                   $165,591,190      $1,967,844,344         $70,054,731        $141,987,339
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                                 25,131,425       1,058,490,803          20,132,752           (978,152)
Accumulated undistributed net
  investment income (loss)                              (617,065)         (5,697,533)           (239,987)              26,032
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                      (15,028,041)          46,134,494           8,030,258           2,083,587
                                                     ------------        ------------        ------------        ------------
                                                     $175,077,509      $3,066,772,108         $97,977,754        $143,118,806
                                                     ============      ==============        ============        ============

SUPPLEMENTARY
INFORMATION:
Net assets                                           $175,077,509                             $97,977,754        $143,118,806
     International Shares                                             $ 2,290,574,818
     Institutional Shares                                                $776,197,290
Number of shares outstanding                           13,162,120                               4,518,145          14,080,677
     International Shares                                                  80,381,784
     Institutional Shares                                                  27,204,710
Net asset value, offering price
  and redemption price per share                           $13.30                                  $21.69              $10.16
     International Shares                                                      $28.50
     Institutional Shares                                                      $28.53
Cost of securities held                              $150,738,130      $1,988,499,262         $77,128,403        $143,984,609


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Operations - For the Six Months Ended December 31, 1999
(Unaudited)


                                                      SMALL CAP         INTERNATIONAL          MID CAP            SMALL CAP
                                                         FUND                FUND                FUND             VALUE FUND
                                                     ------------        ------------        ------------        ------------
INVESTMENT INCOME:
Interest                                                 $118,162          $1,062,679            $108,990            $193,262
Dividends                                                 399,933       4,527,713<F1>             109,187             842,415
                                                     ------------        ------------        ------------        ------------
TOTAL INVESTMENT INCOME                                   518,095           5,590,392             218,177           1,035,677

EXPENSES:
Advisory fees                                             834,737           8,155,058             286,059             504,020
Transfer agent fees                                       130,386                                  71,108              92,771
     International Shares                                                   1,095,742
     Institutional Shares                                                      10,021
Shareholder communications                                 37,760                                  17,178              24,150
     International Shares                                                     145,316
     Institutional Shares                                                       4,957
Custodian fees                                             42,346             563,469              19,711              21,583
Accounting fees                                            24,461              37,363              23,916              23,617
Professional fees                                          12,431              68,017               9,123              10,025
Registration fees                                          19,721             227,682              16,652              27,422
Directors' fees                                             7,500               7,500               7,500               7,500
Organizational costs                                        7,034               3,660               2,837               3,536
Other operating expenses                                   18,784              98,056               4,079              10,239
                                                     ------------        ------------        ------------        ------------
TOTAL OPERATING EXPENSES                                1,135,160          10,416,841             458,163             724,863
                                                     ------------        ------------        ------------        ------------
NET INVESTMENT INCOME (LOSS)                            (617,065)         (4,826,449)           (239,986)             310,814

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments                                       25,258,424          60,250,914           9,420,293           4,578,750
     Foreign currency related transactions                      -           (952,889)                   -                   -
                                                     ------------        ------------        ------------        ------------
                                                       25,258,424          59,298,025           9,420,293           4,578,750
Net increase (decrease) in unrealized
     appreciation/depreciation on:
     Investments                                        5,424,681         897,397,920          11,882,001         (3,306,109)
     Foreign currency related transactions                      -              64,671                   -                   -
                                                     ------------        ------------        ------------        ------------
                                                        5,424,681         897,462,591          11,882,001         (3,306,109)
                                                     ------------        ------------        ------------        ------------
NET GAIN (LOSS) ON INVESTMENTS                         30,683,105         956,760,616          21,302,294           1,272,641
                                                     ------------        ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $30,066,040        $951,934,167         $21,062,308        $  1,583,455
                                                     ============         ===========        ============        ============


<F1> Net of foreign taxes withheld of $601,842.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets

                                                              SMALL CAP FUND                        INTERNATIONAL FUND
                                                     -------------------------------         -------------------------------
                                                      SIX MONTHS             YEAR             SIX MONTHS             YEAR
                                                        ENDED               ENDED               ENDED               ENDED
                                                     12/31/99<F1>          6/30/99           12/31/99<F1>          6/30/99
                                                     -----------         -----------         -----------         -----------
OPERATIONS:
Net investment income (loss)                           $(617,065)        $(1,330,119)        $(4,826,449)          $4,109,783
Net realized gain (loss) on:
     Investments                                       25,258,424        (40,422,189)          60,250,914          38,449,100
     Foreign currency related transactions                      -                   -           (952,889)           (677,233)
     Futures contracts                                          -             645,230                   -                   -
Net increase (decrease) in unrealized
  appreciation on:
     Investments                                        5,424,681        (15,181,024)         897,397,920          79,783,283
     Foreign currency related transactions                      -                   -              64,671           (137,818)
                                                     ------------        ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            30,066,040        (56,288,102)         951,934,167         121,527,115

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:                                          -                   -
     International Shares                                                                     (1,581,063)           (944,186)
     Institutional Shares                                                                     (1,166,198)           (257,100)
Net realized gains on investment transactions:                  -        (17,843,098)
     International Shares                                                                    (36,202,670)         (6,509,837)
     Institutional Shares                                                                    (10,501,625)         (1,271,446)
                                                     ------------        ------------        ------------        ------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                        -        (17,843,098)        (49,451,556)         (8,982,569)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES               (29,544,406)        (55,455,086)       1,040,784,898         513,780,438
                                                     ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   521,634       (129,586,286)       1,943,267,509         626,324,984
Net assets, beginning of period                       174,555,875         304,142,161       1,123,504,599         497,179,615
                                                     ------------        ------------        ------------        ------------
NET ASSETS, END OF PERIOD                            $175,077,509        $174,555,875      $3,066,772,108      $1,123,504,599
                                                     ============        ============        ============        ============


<F1> Unaudited.

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets - Continued


                                                               MID CAP FUND                        SMALL CAP VALUE FUND
                                                     -------------------------------         -------------------------------
                                                      SIX MONTHS             YEAR             SIX MONTHS             YEAR
                                                        ENDED               ENDED               ENDED               ENDED
                                                     12/31/99<F1>          6/30/99           12/31/99<F1>          6/30/99
                                                     -----------         -----------         -----------         -----------
OPERATIONS:
Net investment income (loss)                           $(239,986)          $(258,932)            $310,814          $(233,182)
Net realized gain (loss) on investments                 9,420,293           1,711,886           4,578,750           1,468,035
Net increase (decrease) in unrealized
  appreciation on investments                          11,882,001           7,469,075         (3,306,109)             651,867
                                                     ------------        ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            21,062,308           8,922,029           1,583,455           1,886,720

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:                                          -                   -           (284,782)                   -
Net realized gains on investment transactions:        (2,624,807)         (1,185,407)         (3,661,649)         (2,325,801)
                                                     ------------        ------------        ------------        ------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS              (2,624,807)         (1,185,407)         (3,946,431)         (2,325,801)

FUND SHARE ACTIVITIES:
NET INCREASE IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES                 36,220,635          22,802,060          67,681,760          31,009,275
                                                     ------------        ------------        ------------        ------------
TOTAL INCREASE IN NET ASSETS                           54,658,136          30,538,682          65,318,784          30,570,194
Net assets, beginning of period                        43,319,618          12,780,936          77,800,022          47,229,828
                                                     ------------        ------------        ------------        ------------
NET ASSETS, END OF PERIOD                            $ 97,977,754        $ 43,319,618        $143,118,806        $ 77,800,022
                                                     ============        ============        ============        ============


<F1> Unaudited.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Financial Highlights - For a share outstanding throughout each period

                                                                                          NET REALIZED     TOTAL
                                                                NET ASSET       NET      AND UNREALIZED    INCOME      DIVIDENDS
                                                   YEAR OR        VALUE     INVESTMENT    GAIN (LOSS)   (LOSS) FROM    FROM NET
                                                    PERIOD      BEGINNING     INCOME           ON        INVESTMENT   INVESTMENT
                                                    ENDED       OF PERIOD     (LOSS)      INVESTMENTS    OPERATIONS     INCOME
                            -------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                            -------------------------------------------------------------------------------------------------------
                                                  12/31/99<F1>      $ 11.09    $ (0.05)       $ 2.26      $ 2.21         $  -
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/99        14.66      (0.08)       (2.53)      (2.61)            -
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/98        15.11      (0.10)         2.23        2.13            -
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/97        14.67      (0.04)         1.55        1.51            -
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/96        11.52      (0.07)         3.32        3.25            -
                            -------------------------------------------------------------------------------------------------------
                                                   6/30/95<F4>        10.00      (0.01)         1.53        1.52            -
                            -------------------------------------------------------------------------------------------------------


ARTISAN INTERNATIONAL FUND
                            -------------------------------------------------------------------------------------------------------
INTERNATIONAL                                     12/31/99<F1>      $ 18.67    $ (0.06)      $ 10.45     $ 10.39     $ (0.02)
SHARES                      -------------------------------------------------------------------------------------------------------
                                                       6/30/99        16.25    0.08<F5>         2.62        2.70       (0.04)
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/98        14.48    0.06<F5>         3.04        3.10       (0.20)
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/97        12.08        0.07         2.44        2.51       (0.02)
                            -------------------------------------------------------------------------------------------------------
                                                   6/30/96<F6>        10.00        0.04         2.04        2.08            -
                            -------------------------------------------------------------------------------------------------------
INSTITUTIONAL                                     12/31/99<F1>      $ 18.70    $ (0.05)      $ 10.48     $ 10.43     $ (0.06)
SHARES                      -------------------------------------------------------------------------------------------------------
                                                       6/30/99        16.26    0.11<F5>         2.62        2.73       (0.05)
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/98        14.48    0.09<F5>         3.04        3.13       (0.22)
                            -------------------------------------------------------------------------------------------------------


ARTISAN MID CAP FUND
                            -------------------------------------------------------------------------------------------------------
                                                  12/31/99<F1>      $ 16.67      (0.05)       $ 5.90      $ 5.85            -
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/99        13.69  (0.16)<F5>         4.41        4.25            -
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/98        10.00      (0.08)         4.56        4.48            -
                            -------------------------------------------------------------------------------------------------------
                                                   6/30/97<F8>        10.00           -            -           -            -
                            -------------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP VALUE FUND
                            -------------------------------------------------------------------------------------------------------
                                                  12/31/99<F1>      $ 10.59       $0.03  $(0.08)<F9>     $(0.05)      $(0.03)
                            -------------------------------------------------------------------------------------------------------
                                                       6/30/99        11.37      (0.03)   (0.21)<F9>      (0.24)            -
                            -------------------------------------------------------------------------------------------------------
                                                  6/30/98<F10>        10.00      (0.03)         1.40        1.37            -
                            -------------------------------------------------------------------------------------------------------



                                                                                                      RATIO OF NET
                           DISTRIBUTIONS               NET ASSET              NET ASSETS   RATIO OF    INVESTMENT
                              FROM NET                   VALUE                  END OF     EXPENSES   INCOME (LOSS)   PORTFOLIO
                              REALIZED      TOTAL         END       TOTAL       PERIOD    TO AVERAGE   TO AVERAGE     TURNOVER
                               GAINS    DISTRIBUTIONS  OF PERIOD   RETURN     (MILLIONS)  NET ASSETS   NET ASSETS       RATE
                            -------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                            -------------------------------------------------------------------------------------------------------
                                 $  -         $  -      $13.30   $19.9%<F2>      $175.1    1.36%<F3> (0.74%)<F3>   99.81%<F2>
                            -------------------------------------------------------------------------------------------------------
                               (0.96)       (0.96)       11.09       (17.0)       174.6         1.37      (0.67)       155.38
                            -------------------------------------------------------------------------------------------------------
                               (2.58)       (2.58)       14.66         14.7       304.1         1.33      (0.74)       134.67
                            -------------------------------------------------------------------------------------------------------
                               (1.07)       (1.07)       15.11         11.3       267.8         1.41      (0.73)        87.18
                            -------------------------------------------------------------------------------------------------------
                               (0.10)       (0.10)       14.67         28.3       400.0         1.52      (0.75)       105.19
                            -------------------------------------------------------------------------------------------------------
                                    -            -       11.52     15.2<F2>        99.3     2.00<F3>  (0.59)<F3>     9.28<F2>
                            -------------------------------------------------------------------------------------------------------


ARTISAN INTERNATIONAL FUND
                            -------------------------------------------------------------------------------------------------------
INTERNATIONAL                $ (0.54)     $ (0.56)     $ 28.50    56.5%<F2>    $2,290.6    1.27%<F3> (0.61%)<F3>   40.88%<F2>
SHARES                      -------------------------------------------------------------------------------------------------------
                               (0.24)       (0.28)       18.67         17.4       943.9         1.38        0.59        79.41
                            -------------------------------------------------------------------------------------------------------
                               (1.13)       (1.33)       16.25         24.1       414.5         1.45        0.37       109.42
                            -------------------------------------------------------------------------------------------------------
                               (0.09)       (0.11)       14.48         20.9       449.2         1.61        1.07       103.66
                            -------------------------------------------------------------------------------------------------------
                                    -            -       12.08     20.8<F2>        71.5     2.50<F3>    1.60<F3>    57.00<F2>
                            -------------------------------------------------------------------------------------------------------
INSTITUTIONAL                $ (0.54)     $ (0.60)     $ 28.53    56.7%<F2>     $ 776.2    1.07%<F3> (0.42%)<F3>   40.88%<F2>
SHARES                      -------------------------------------------------------------------------------------------------------
                               (0.24)       (0.29)       18.70         17.6       179.6         1.17        0.68        79.41
                            -------------------------------------------------------------------------------------------------------
                               (1.13)       (1.35)       16.26         24.4        82.6         1.25        0.68       109.42
                            -------------------------------------------------------------------------------------------------------


ARTISAN MID CAP FUND
                            -------------------------------------------------------------------------------------------------------
                             $ (0.83)     $ (0.83)     $ 21.69    36.0%<F2>      $ 98.0    1.60%<F3> (0.84%)<F3>  133.29%<F2>
                            -------------------------------------------------------------------------------------------------------
                               (1.27)       (1.27)       16.67         35.8        43.3     2.00<F7>  (1.13)<F7>       202.84
                            -------------------------------------------------------------------------------------------------------
                               (0.79)       (0.79)       13.69         46.1        12.8     2.00<F7>  (0.77)<F7>       235.65
                            -------------------------------------------------------------------------------------------------------
                                    -            -       10.00      0.0<F2>         1.8     0.00<F3>    0.00<F3>     0.00<F2>
                            -------------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP VALUE FUND
                            -------------------------------------------------------------------------------------------------------
                             $ (0.35)     $ (0.38)     $ 10.16   (0.4%)<F2>      $143.1    1.44%<F3>   0.62%<F3>   25.48%<F2>
                            -------------------------------------------------------------------------------------------------------
                               (0.54)       (0.54)       10.59        (1.0)        77.8         1.66      (0.45)        49.29
                            -------------------------------------------------------------------------------------------------------
                                    -            -       11.37     13.7<F2>        47.2     1.93<F3>  (0.50)<F3>    52.58<F2>
                            -------------------------------------------------------------------------------------------------------



<F1>  Unaudited.
<F2>  Not annualized.
<F3>  Annualized.
<F4>  For the period from commencement of operations (March 28, 1995) through
      June 30, 1995.
<F5>  Computed based on average shares outstanding.
<F6>  For the period from commencement of operations (December 28, 1995)
      through June 30, 1996.
<F7>  The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30,1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
<F8>  For the period from commencement of operations (June 27, 1997) through
      June 30, 1997.
<F9>  The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
<F10> For the period from commencement of operations (September 29, 1997)
      through June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Notes to Financial Statements - December 31, 1999 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series company comprised of four open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"): Artisan Small Cap Fund ("Small Cap Fund"), Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), and Artisan Small Cap Value Fund ("Small Cap Value Fund"). Small Cap Fund, International Fund, Mid Cap Fund and Small Cap Value Fund commenced operations on March 28, 1995, December 28, 1995, June 27, 1997 and September 29, 1997, respectively.

     Effective July 1, 1997, the International Fund began offering two classes of capital shares, International Shares and International Institutional Shares (Institutional Shares). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class.

     The Small Cap Fund, International Fund International Shares, International Fund Institutional Shares, Mid Cap Fund and Small Cap Value Fund each have 5,000,000,000 shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price is not reflective of a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

          amortized cost which approximates market. The Small Cap Fund, Mid Cap Fund and Small Cap Value Fund each own certain securities which are valued at fair values as determined using procedures established by the Funds' Board of Directors, aggregating $5,586,422, $173,250 and $885,938, respectively, representing 3.2%, 0.2% and 0.6%, respectively, of the net assets of each of the Funds.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Futures Contracts - Each Fund is authorized to enter into futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested and there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and there is a risk that the counterparty to the futures contract will not be able to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

     (f) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets                      Annual Rate
     ------------------------                     ------------
     Less than $500 million                          1.000%
     $500 million to $750 million                    0.975%
     $750 million to $1 billion                      0.950%
     Greater than $1 billion                         0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Small Cap Fund, Mid Cap Fund and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and the International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.

(4)  ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. Prepaid registration expenses are amortized over twelve months.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.75%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. Maximum borrowings under the line of credit for the six months ended December 31, 1999 were as follows:

     Fund                                      Maximum Borrowings
     ----                                      ------------------
     Small Cap Fund                                $1,633,367
     International Fund                                 -
     Mid Cap Fund                                       -
     Small Cap Value Fund                               -

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 1999 were as follows:

     Fund                    Security Purchases     Security Sales
     ----                    ------------------     --------------
     Small Cap                $  163,139,572        $192,881,002
     International             1,570,007,220         698,265,059
     Mid Cap                     104,793,765          75,036,711
     Small Cap Value              75,444,521          24,279,607

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(7)  FUND SHARE ACTIVITIES:

     Capital share transactions for the Funds were as follows:



                                                                                              INTERNATIONAL FUND
                                                                                     ------------------------------------
                                                                                       INTERNATIONAL       INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 1999                                 SMALL CAP FUND         SHARES               SHARES
--------------------------------------------------                ---------------     ---------------     ---------------
Proceeds from shares issued                                          $10,206,840        $925,298,946        $390,654,273
Net asset value of shares issued in
  reinvestment of distributions                                                -          35,747,848          11,635,093
Cost of shares redeemed                                             (39,751,246)       (309,135,191)        (13,416,071)
                                                                 ---------------     ---------------     ---------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES               $  (29,544,406)       $ 651,911,603      $  388,873,295
                                                                 ===============     ===============     ===============


                                                                                         SMALL CAP
SIX MONTHS ENDED DECEMBER 31, 1999                                  MID CAP FUND        VALUE FUND
--------------------------------------------------                ---------------     ---------------
Proceeds from shares issued                                       $   36,970,435       $  83,445,281
Net asset value of shares issued in
  reinvestment of distributions                                        2,578,104           3,681,438
Cost of shares redeemed                                              (3,327,904)        (19,444,959)
                                                                 ---------------     ---------------
Net increase from fund share activities                           $   36,220,635       $  67,681,760
                                                                 ===============     ===============


                                                                                              INTERNATIONAL FUND
                                                                                      -----------------------------------
                                                                                       INTERNATIONAL       INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 1999                                 SMALL CAP FUND         SHARES               SHARES
--------------------------------------------------                ---------------     ---------------     ---------------
Shares sold                                                              901,517          42,832,548          17,657,599
Shares issued from reinvestment of distributions                               -           1,613,170             524,576
Shares redeemed                                                      (3,479,472)        (14,625,809)           (580,239)
                                                                 ---------------     ---------------     ---------------
Net increase (decrease) in capital shares                            (2,577,955)          29,819,909          17,601,936
                                                                 ===============     ===============     ===============


                                                                                         SMALL CAP
SIX MONTHS ENDED DECEMBER 31, 1999                                  MID CAP FUND        VALUE FUND
--------------------------------------------------                ---------------     ---------------
Shares sold                                                            1,965,439           8,305,244
Shares issued from reinvestment of distributions                         141,498             375,263
Shares redeemed                                                        (186,907)         (1,944,869)
                                                                 ---------------     ---------------
Net increase from fund share activities                                1,920,030           6,735,638
                                                                 ===============     ===============


ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(7)  FUND SHARE ACTIVITIES (continued):


                                                                                              INTERNATIONAL FUND
                                                                                     -----------------------------------
                                                                                       INTERNATIONAL       INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                                    SMALL CAP FUND         SHARES               SHARES
--------------------------------------------------                ---------------     ---------------     ---------------
Proceeds from shares issued                                        $  41,079,632       $ 808,115,881       $ 108,430,376
Net asset value of shares issued in
  reinvestment of distributions                                       17,337,992           7,211,053           1,448,132
Cost of shares redeemed                                            (113,872,710)       (376,463,582)        (34,961,422)
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES                 $(55,455,086)       $ 438,863,352       $  74,917,086


                                                                                         SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                                     MID CAP FUND        VALUE FUND
--------------------------------------------------                ---------------     ---------------
Proceeds from shares issued                                        $  31,529,435       $  57,373,478
Net asset value of shares issued in
  reinvestment of distributions                                        1,156,779           2,161,775
Cost of shares redeemed                                              (9,884,154)        (28,525,978)
Net increase from fund share activities                            $  22,802,060       $  31,009,275


                                                                                               INTERNATIONAL FUND
                                                                                      ------------------------------------
                                                                                       INTERNATIONAL       INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                                    SMALL CAP FUND         SHARES               SHARES
--------------------------------------------------                ---------------     ---------------     ---------------
Shares sold                                                            3,778,821          47,804,591           6,392,854
Shares issued from reinvestment of distributions                       1,753,078             558,569             112,258
Shares redeemed                                                     (10,534,310)        (23,304,036)         (1,985,942)
Net increase (decrease) in capital shares                            (5,002,411)          25,059,124           4,519,170


                                                                                         SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                                     MID CAP FUND        VALUE FUND
--------------------------------------------------                ---------------     ---------------
Shares sold                                                            2,275,136           6,026,910
Shares issued from reinvestment of distributions                         105,353             253,135
Shares redeemed                                                        (715,659)         (3,088,372)
Net increase from fund share activities                                1,664,830           3,191,673


ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                   Aggregate       Aggregate           Net
                                     Gross           Gross         Unrealized
                                   Unrealized      Unrealized     Appreciation/
                    Cost of       Appreciation    Depreciation   (Depreciation)
Fund              Securities     on Investments  on Investments  on Investments
--------------- --------------- --------------- ---------------  ---------------
Small Cap        $150,738,130     $33,656,105     $(8,524,680)    $25,131,425)
International    1,989,707,953   1,082,412,413    (25,019,549)   1,057,392,864)
Mid Cap           77,213,658       20,956,874      (909,377)       20,047,497)
Small Cap Value   144,001,915      11,140.801     (12,136,259)      (995,458)

The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and for the International Fund, passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions for the International Fund of $487,619 and security transactions for the Small Cap Fund and Small Cap Value Fund of $9,559,925 and $84,661, respectively, from November 1, 1998 to June 30, 1999 are recognized for federal income tax purposes in fiscal 2000.

The Small Cap Fund generated $29,613,980 in capital loss carryforwards during the fiscal year ended June 30, 1999. These capital loss carryforwards are available to offset future realized capital gains through June 30, 2007. Small Cap Fund will resume capital gains distributions in the future to the extent gains are realized in excess of the available carryforwards.

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of December 31, 1999; it varies with changes in a Fund's portfolio investments.
--------------------------------------------------------------------------------

(LOGO)
ARTISAN FUNDS

P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

                                                                ---------------
                                                                   PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 MILWAUKEE, WI
                                                                PERMIT NO. 2855
                                                                ---------------

2/17/00 - A9054